  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 25, 1997

                                                      REGISTRATION NO. 33-63560
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                               ----------------

                                                                            [X]
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                                                                       [_]
                                                                            [X]
                      POST-EFFECTIVE AMENDMENT NO. 4

                                    AND/OR

                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                    [X]

                             AMENDMENT NO. 6

                       (CHECK APPROPRIATE BOX OR BOXES.)

                               ----------------

                               SOGEN FUNDS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               ----------------

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 334-2143

                               ----------------

                             JEAN-MARIE EVEILLARD
                               SOGEN FUNDS, INC.
                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

  It is proposed that this filing will become effective (check appropriate box):

    [_] Immediately upon filing pursuant to paragraph (b)

    [X] On July 31, 1997 pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)

    [_] On (date) pursuant to paragraph (a) of Rule 485

                               ----------------

  PURSUANT TO THE PROVISIONS OF RULE 24F-2 UNDER THE INVESTMENT CO. ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECU-RITIES ACT OF 1933, AND REGISTRANT'S RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED MARCH 31, 1997 WAS FILED ON MAY 23, 1997.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                               SOGEN FUNDS, INC.

                             CROSS-REFERENCE SHEET

                            PURSUANT TO RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933

 FORM N-1A ITEM NO.                               PROSPECTUS CAPTION
 ------------------                               ------------------
  PART A
  ------
 Item  1. Cover Page..............   Cover Page
 Item  2. Synopsis................   Fee Table
 Item  3. Condensed Financial        Financial Highlights; Performance and Yield
           Information............    Information
 Item  4. General Description of     Organization of the Funds; Overseas Fund
           Registrant.............    Investment Objective and Policies; Gold
                                      Fund Investment Objective and Policies;
                                      Money Fund Investment Objective and
                                      Policies; Investment Restrictions;
                                      Implementation of Policies and Risks
 Item  5. Management of the
           Company................   Management of the Companies
 Item  6. Capital Stock and Other    Dividends, Capital Gain Distribution and
           Securities.............    Taxes; Capital Stock; Inquiries
 Item  7. Purchase of Securities     Management of the Companies; How to
           Being Offered..........    Purchase Shares; Net Asset Value
 Item  8. Redemption or
           Repurchase.............   How to Redeem Shares
 Item  9. Legal Proceedings.......   Not Applicable
                                               STATEMENT OF ADDITIONAL
 FORM N-1A ITEM NO.                              INFORMATION CAPTION
 ------------------                            -----------------------
  PART B
  ------
 Item 10. Cover Page..............   Cover Page
 Item 11. Table of Contents.......   Table of Contents
 Item 12. General Information and
           History................   Organization of the Funds
 Item 13. Investment Objectives
           and Policies...........   Investment Objectives, Policies and
                                      Restrictions
 Item 14. Management of the
           Registrant.............   Management of the Company
 Item 15. Control Persons and
           Principal Holders of
           Securities.............   Management of the Company
 Item 16. Investment Adviser and
           Other Services.........   Investment Adviser and Other Services;
                                      Distribution of the Funds' Shares; Custody
                                      of Portfolio; Independent Auditors
 Item 17. Brokerage Allocation....   Brokerage Allocation
 Item 18. Capital Stock and Other
           Securities.............   Not Applicable
 Item 19. Purchase, Redemption and
           Pricing of Securities
           Being Offered .........   Distribution of the Funds' Shares
                                      Computation of Net Asset Value
 Item 20. Tax Status..............   Tax Status
 Item 21. Underwriters............   Distribution of the Funds' Shares
 Item 22. Calculation of
           Performance Data.......   Investment Objective, Policy and
                                      Restrictions
 Item 23. Financial Statements....   Financial Statements

                            SOGEN INTERNATIONAL FUND
                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                                SOGEN MONEY FUND
                      ----------------------------------

                         [LOGO OF SOGEN APPEARS HERE]


   This document contains the prospectuses for SoGen International Fund, Inc. and SoGen Funds, Inc. (individually a "Company" or together the "Companies"), each of which is an open-end management investment company. SoGen International Fund, Inc. has a single portfolio, SoGen Interna-tional Fund. SoGen Funds, Inc. is a series fund currently comprising three portfolios, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund.

                      ----------------------------------
                                  Prospectuses

                               July 31, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SoGen International Fund, Inc. Prospectus..................................  --
 Fee Table.................................................................  --
 Financial Highlights......................................................  --
 Organization of the Company...............................................  --
 Investment Objective, Policy and Restrictions.............................  --
 Risk Factors..............................................................  --
SoGen Funds, Inc. Prospectus...............................................   3
 Fee Table.................................................................   5
 Financial Highlights......................................................   6
 Organization of the Company...............................................   8
 Overseas Fund Investment Objective and Policies...........................   8
 Gold Fund Investment Objective and Policies...............................   9
 Money Fund Investment Objective and Policies..............................  10
 Investment Restrictions...................................................  12
 Implementation of Policies and Risks......................................  13
Management of the Companies................................................  19
Capital Stock..............................................................  20
Dividends, Capital Gain Distributions and Taxes............................  21
Performance and Yield Information..........................................  23
Net Asset Value............................................................  24
How to Purchase Shares.....................................................  24
How to Redeem Shares.......................................................  29
Shareholder Services.......................................................  32
Inquiries..................................................................  35

                            ----------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATION NOT CONTAINED IN THESE PROSPECTUSES AND THE STATEMENTS OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SOGEN INTERNATIONAL FUND, INC. OR SOGEN FUNDS, INC. THESE PROSPECTUSES DO NOT CONSTITUTE AN OFFER TO SELL SECU-RITIES IN ANY JURISDICTION TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

PROSPECTUS
                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                               SOGEN MONEY FUND
                       ---------------------------------
                                     LOGO
                1221 AVENUE OF THE AMERICAS, NEW YORK, NY 10020
                                (800) 334-2143

                            ----------------------
                    Societe Generale Asset Management Corp.
                              Investment Adviser
                    Societe Generale Securities Corporation
                             Principal Underwriter

                            ----------------------
  SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (each individually a "Fund" or collectively the "Funds") are three portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment company. Additional funds may be created by the directors from time to time.

  SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT IN-SURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely information about the Funds that an in-vestor ought to know before investing. It should be read and retained for fu-ture reference. A Statement of Additional Information dated July 31, 1997, containing additional information about the Funds, has been filed with the Se-curities and Exchange Commission. It is incorporated herein by reference and is available free of charge by contacting the Company at (800) 334-2143.

                            ----------------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION NOR HAS  THE SECURI-
  TIES  AND EXCHANGE COMMISSION  OR ANY  STATE SECURITIES COMMISSION  PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

  The Funds and their investment objectives are:

  SOGEN OVERSEAS FUND. Long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. (See page seven.)

  SOGEN GOLD FUND. Growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals both in the United States and in foreign countries. (See pages eight and nine.)

  SOGEN MONEY FUND. As high a level of current income as is considered consis-tent with the preservation of capital and liquidity by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less. An investment in SoGen Money Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. (See pages nine through eleven.)

                            ----------------------

                              July 31, 1997

                                                         SOGEN FUNDS, INC.

                                   FEE TABLE

                                                       SOGEN   SOGEN   SOGEN
                                                      OVERSEAS GOLD    MONEY
                                                        FUND   FUND    FUND
                                                      -------- -----   -----
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a per-
  centage of public offering price)..................   3.75%  3.75%   None
                                                        ====   ====    ====
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees......................................   0.75%  0.75%   0.04%
12b-1 Fees...........................................   0.25%* 0.25%*  None
Other Expenses.......................................   0.27%  0.45%   0.71%
                                                        ----   ----    ----
Total Fund Operating Expenses........................   1.27%  1.45%   0.75%**
                                                        ====   ====    ====

EXAMPLE

  An investor in a Fund would pay the following expenses on a $1,000 invest-ment, assuming a 5% annual return, with or without redemption, at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Overseas Fund...................................  $50     $76    $105     $185
Gold Fund.......................................  $52     $82    $114     $205
Money Fund......................................  $ 8     $24    $ 42     $ 93

  The information set forth above is to assist an investor in understanding the various costs and expenses to which an investment in a Fund would be sub-ject. "Other Expenses" for the Money Fund have been restated to reflect the expected level of expense reimbursement for the current fiscal year. For fur-ther information see "Management of the Companies" and "How to Purchase Shares."

  Societe Generale Asset Management Corp. ("SGAM Corp."), the investment ad-viser has voluntarily limited the total expenses of the Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund's average net assets until July 31, 1998. After July 31, 1998, the expense limitation may be terminated or revised at any time.

  This example should not be considered a representation of past or future ex-penses, and actual expenses may be greater or less than those shown above. The assumed 5% return is hypothetical and should not be considered a representa-tion of past or future annual returns, which may be greater or less than the assumed amount.
-----------
 * 12b-1 fees paid by a Fund may cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under rules adopted by the National Association of Securities Dealers, Inc.

** After reimbursement of expenses and investment advisory fee waiver. Without such reimbursement, "Total Fund Operating Expenses" would have been 1.14%. As long as this temporary expense limitation continues, it may lower the Fund's expenses and increase its total return.

                                                              SOGEN FUNDS, INC.

                             FINANCIAL HIGHLIGHTS

  The following Financial Highlights and the related financial statements for the period from August 31, 1993 to March 31, 1994 and the fiscal years ended March 31, 1995, 1996 and 1997 have been audited by KPMG Peat Marwick LLP, in-dependent auditors, whose report thereon is unqualified and appears in the SoGen Funds, Inc. March 31, 1997 Annual Report to Shareholders, which is in-corporated by reference in the Statement of Additional Information. This in-formation should be read in conjunction with the Financial Statements and notes thereto, which also appear in the Company's Annual Report to Sharehold-ers.

                                                   SOGEN
                                               OVERSEAS FUND
                                  -----------------------------------------------
                                                                         PERIOD
                                                                          FROM
                                    YEAR         YEAR         YEAR     AUGUST 31,
                                    ENDED        ENDED        ENDED     1993 TO
                                  MARCH 31,    MARCH 31,    MARCH 31,  MARCH 31,
                                    1997         1996         1995        1994
                                  ---------    ---------    ---------  ----------
SELECTED PER SHARE DATA
Net asset value, beginning of
 period.........................  $  13.26     $  11.65     $  11.54    $  10.00
                                  --------     --------     --------    --------
Income from investment opera-
 tions:
 Net investment income (loss)...      0.61         0.48         0.14       (0.01)
 Net realized and unrealized
  gains (losses) on invest-
  ments.........................      0.95         1.74         0.04        1.55
                                  --------     --------     --------    --------
 Total from investment opera-
  tions.........................      1.56         2.22         0.18        1.54
                                  --------     --------     --------    --------
Less distributions:
 Dividends from net investment
  income........................     (0.60)       (0.44)       (0.05)        --
 Distributions from capital
  gains.........................     (0.38)       (0.17)       (0.02)        --
                                  --------     --------     --------    --------
 Total distributions............     (0.98)       (0.61)       (0.07)        --
                                  --------     --------     --------    --------
Net asset value, end of period..  $  13.84     $  13.26     $  11.65    $  11.54
                                  ========     ========     ========    ========
TOTAL RETURN(A).................     12.16%       19.47%        1.56%      15.35%++
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (000's)........................  $953,315     $647,398     $439,230    $119,843
Ratio of operating expenses to
 average net assets.............      1.27%**      1.37%**      1.40%       1.72%*
Ratio of net investment income
 to average net assets..........      2.28%**      3.31%**      2.29%      (0.23%)*
Portfolio turnover rate.........     15.18%        9.46%        3.16%       6.11%
Average commission rate
 paid(O)........................  $ 0.0207     $ 0.0190          --          --

                                                               SOGEN FUNDS, INC.



                 SOGEN                                            SOGEN
               GOLD FUND                                        MONEY FUND
---------------------------------------------    -------------------------------------------
                                     PERIOD                                         PERIOD
                                      FROM                                           FROM
  YEAR        YEAR        YEAR     AUGUST 31,      YEAR       YEAR       YEAR     AUGUST 31,
  ENDED       ENDED       ENDED     1993 TO        ENDED      ENDED      ENDED     1993 TO
MARCH 31,   MARCH 31,   MARCH 31,  MARCH 31,     MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
  1997        1996        1995        1994         1997       1996       1995        1994
---------   ---------   ---------  ----------    ---------  ---------  ---------  ----------
 -------
 $ 12.25     $ 11.28     $ 11.42    $ 10.00       $  1.00    $ 1.00     $  1.00     $ 1.00
 -------     -------     -------    -------       -------    ------     -------     ------
    0.26        0.24        0.08      (0.01)         0.05      0.05        0.04       0.01
   (1.75)       1.35       (0.10)      1.43           --        --          --         --
 -------     -------     -------    -------       -------    ------     -------     ------
   (1.49)       1.59       (0.02)      1.42          0.05      0.05        0.04       0.01
 -------     -------     -------    -------       -------    ------     -------     ------
   (0.14)      (0.35)      (0.04)       --          (0.05)    (0.05)      (0.04)     (0.01)
   (0.02)      (0.27)      (0.08)       --            --        --          --         --
 -------     -------     -------    -------       -------    ------     -------     ------
   (0.16)      (0.62)      (0.12)       --          (0.05)    (0.05)      (0.04)     (0.01)
 -------     -------     -------    -------       -------    ------     -------     ------
 $ 10.60     $ 12.25     $ 11.28    $ 11.42       $  1.00    $ 1.00     $  1.00     $ 1.00
 =======     =======     =======    =======       =======    ======     =======     ======
  (12.21)%     14.81%      (0.14%)    14.15%++       4.61%     5.03%       4.13%      1.25%++
 $52,651     $63,261     $50,922    $22,406       $13,128    $8,487     $10,445     $6,392
    1.45%**     1.41%**     1.46%      2.27%*        0.75%+    0.75%+      0.75%+     0.75%*+
    1.20%**     1.29%**     0.79%     (0.32%)*       4.63%+    4.98%+      4.14%+     2.18%*+
   16.83%      22.40%      11.56%      4.55%          --        --          --         --
 $0.0009     $0.0002         --         --            --        --          --         --

                                    (Refer to the following page for footnotes.)

                                                              SOGEN FUNDS, INC.

                          ORGANIZATION OF THE COMPANY

  The Company is an open-end management investment company incorporated under the laws of Maryland in May 1993. The Company has three portfolios, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (referred to herein as the "Overseas Fund," the "Gold Fund" and the "Money Fund," respectively). Each Fund is a separate, diversified portfolio of assets and has a different in-vestment objective which it pursues through separate investment policies, as described below. The difference in objectives and policies among the Funds af-fects the degree of risk and return of each Fund.

                OVERSEAS FUND INVESTMENT OBJECTIVE AND POLICIES

  The Overseas Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. The Fund particu-larly seeks companies that have growth potential, financial strength and sta-bility, strong management and fundamental value. However, the Fund may invest in companies that do not have all of these characteristics.

  The Fund may invest in securities traded in mature markets (for example, Ja-pan, Canada and the United Kingdom) and in emerging markets (Mexico and Indo-nesia, for example). A list of the mature and emerging markets in which the Fund may invest is included in the Statement of Additional Information under "Investment Policies, Techniques and Risks--Foreign Securities." There are no limits on the Fund's geographic asset distribution, but the Fund ordinarily invests in at least three countries outside the United States.
-----------

Footnotes from previous page.
(a) Does not give effect to deduction of the sales load.
 * Annualized.

** The ratios of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1997 for SoGen Overseas Fund would have been the same and 2.27%, respectively, and for SoGen Gold Fund 1.46% and 1.19%, respectively, without the effect of the earnings credits. The ratio of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1996 for SoGen Overseas Fund would have been 1.38% and 3.30%, respectively, and for SoGen Gold Fund 1.43% and 1.26%, respectively, without the effect of the earnings credits.

 + The ratios (annualized in the case of a partial year) of operating expenses to average net assets and net investment income to average net assets of SoGen Money Fund would have been 1.14% and 4.26%, respectively, for the year ended March 31, 1997, 0.97% and 4.76%, respectively, for the year ended March 31, 1996, 1.55% and 3.34%, respectively, for the year ended March 31, 1995, and 4.00% and (1.07%), respectively, for the period August 31, 1993 to March 31, 1994 without the effect of the earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
++ Total returns disclosed for the period ended March 31, 1994 are not annualized. Annualized total returns for the period ended March 31, 1994 were 26.40%, 24.34% and 2.14% for SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, respectively.

(O)Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions ex-pressed as a percentage of transactions may be higher. Due to the new Secu-rities and Exchange Commission disclosure guidelines, average commissions per share are calculated only for the years ended March 31, 1997 and 1996 and not for the prior periods.

                                                              SOGEN FUNDS, INC.


  The equity securities in which the Fund may invest include common and pre-ferred stocks, warrants or other similar rights, and convertible securities. The Fund may purchase foreign securities in the form of sponsored or unsponsored American Depository Receipts (ADRs), Global Depository Receipts
(GDRs) and European Depository Receipts (EDRs) or other securities represent-ing underlying shares of foreign issuers. The Fund may also invest in any other type of security, including up to 20% of its total assets in debt secu-rities. Such debt securities may include lower-rated securities, commonly re-ferred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category. Under normal market conditions, the Fund invests at least 75% of its total assets, taken at market value, in foreign securities. The Fund may also invest in "structured securities" in which the value is linked to the price of an underlying instrument.

                  GOLD FUND INVESTMENT OBJECTIVE AND POLICIES

  The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited ex-tent, debt securities) consisting of issuers engaged in gold operations, in-cluding securities of gold mining finance companies as well as operating com-panies with long-, medium- or short-life mines. Up to 35% of the Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to the precious metals industry where the investment adviser believes such se-curities are consistent with the Fund's investment objective.

  The Fund's investment adviser is of the belief that a gold-based investment medium will, over the medium term, protect capital from adverse monetary and political developments of a national or international nature and may offer better opportunity for capital growth than many other forms of investment. In-vestments in gold may provide more of a hedge against currencies with declin-ing buying power, devaluation and inflation than other types of investments. In those periods when investments in gold and gold-related securities appreci-ate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar.

  As indicated, the investment adviser is of the belief that the price of gold and gold-related securities generally are likely to experience significant ap-preciation during the next three to five years. If, however, this expected bull market in gold-related

                                                              SOGEN FUNDS, INC.

securities does not develop within the investment adviser's time frame, or should the investment adviser conclude that any price appreciation that has occurred is not likely to continue, the investment adviser expects that it will recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. Liquidation would involve the sale of all of the Gold Fund's assets, followed by the dis-tribution of the proceeds, less accrued liabilities, to shareholders. The de-cision to recommend liquidation will not, however, affect the right of Gold Fund shareholders to redeem their shares or to exchange their shares for shares of the Money Fund or the Overseas Fund, in the latter case without pay-ment of any additional sales charge. Potential investors should carefully weigh the consequences of investing in, and paying the related sales charge for, a fund that may have a limited term from the date of this Prospectus.

  The Fund anticipates that it will normally invest in common stocks and secu-rities convertible into common stocks, such as convertible preferreds, con-vertible debentures and sponsored or unsponsored American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) for those securities, all of which may be traded on a securities ex-change or over-the-counter. The Fund may invest up to 20% of its total assets in debt securities, including lower-rated securities, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by S&P or Ba or lower by Moody's and securities that are not rated). There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category. The market performance of non-convertible debt securities of compa-nies engaged in mining and processing gold can be expected to be comparable to that of other debt obligations of similar quality and generally will not react to fluctuations in the price of gold. An investment in the debt instruments of gold-related companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investment in equity securities of companies engaged in such activities. Investment in such debt securities can serve to reduce the risk of fluctuation in net asset value of a portfolio composed primarily of gold-related equity investments. The Fund may also in-vest in "structured securities" in which the value is linked to the price of an underlying instrument.

  Because of the Fund's policy of investing primarily in securities of compa-nies engaged in gold mining, processing, dealing in or holding gold and other precious metals, a substantial part of the Fund's assets will generally be in-vested in securities of companies domiciled or operating in one or more for-eign countries. (See "Implementation of Policies and Risks.")

                 MONEY FUND INVESTMENT OBJECTIVE AND POLICIES

  The Money Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its

                                                              SOGEN FUNDS, INC.

objective by investing exclusively in the following types of U.S. dollar-denominated money market instruments which mature in 397 days or less and which the Fund's investment adviser has determined to present minimal credit risk:

  1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

  2. Commercial paper rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F-2 or higher by Fitch Investors Service, Inc. ("Fitch"); commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated Aa or higher by Moody's, AA or higher by S&P, AA or higher by Duff, or AA or higher by Fitch where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue; investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's, AA by S&P, Duff or Fitch; and other similar securities which, if unrated by Moody's, S&P, Duff or Fitch, are determined by the Fund's investment adviser, using guidelines approved by the Board of Directors, to be at least equal in quality to one or more of the above referenced securi-ties. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are accorded the second highest rating by the requisite number of nationally recognized sta-tistical rating organizations. (For a description of the ratings, see "Appendix -- Ratings of Investment Securities" in the Statement of Ad-ditional Information.)

  3. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

  4. Repurchase agreements involving obligations that are suitable for in-vestment under the categories set forth above.

  To the extent that the Fund purchases Eurodollar certificates of deposit, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domi-cile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit is-sued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

  The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker/dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase

                                                              SOGEN FUNDS, INC.

agreement, the Fund might have expenses in enforcing its rights, and could ex-perience losses, including a decline in the value of the underlying security and loss of income. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's investment adviser to be creditworthy.

  The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Section 4(2) paper is re-stricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribu-tion. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is re-sold to other institutional investors, like the Fund, through or with the as-sistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment adviser will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. Invest-ment in Section 4(2) paper could have the effect of reducing the Fund's li-quidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

  The Fund may invest in asset-backed securities, i.e., securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit en-hancement techniques include letters of credit, insurance bonds, limited guar-antees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Fund will be subject to the same quality requirements as other securities purchased by the Fund.

                            INVESTMENT RESTRICTIONS

  The Funds have adopted certain investment restrictions that may not be changed without shareholder approval. Among other restrictions, each Fund will not:

  1. With respect to 75% of its total assets, invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in U.S. government obligations, or acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer;

  2. Borrow money, except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not ex-

                                                              SOGEN FUNDS, INC.

      ceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets; or

  3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry (other than U.S. Govern-ment Securities), except that the Gold Fund will, as a matter of fun-damental policy, concentrate its investments in the precious metals industry and the Money Fund may concentrate its investments in U.S. bank obligations.

  A complete description of the Funds' investment restrictions is included in the Statement of Additional Information.

                     IMPLEMENTATION OF POLICIES AND RISKS

  In addition to the investment policies described above (and subject to cer-tain restrictions described herein), the Funds may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Funds' Statement of Additional Informa-tion.

  Because the Funds' investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the Funds' stated objectives will be realized. SGAM Corp. will seek to minimize these risks through professional management and investment diversification. The value of shares of the Overseas Fund and the Gold Fund when sold may be higher or lower than when purchased. Although the Money Fund is designed to maintain a stable share price of $1.00, there can be no assurance that the Fund will be able to do so.

FOREIGN INVESTMENTS.

  The Overseas Fund and the Gold Fund provide investors with an opportunity to place a portion of their assets in a diversified portfolio of foreign securi-ties. In addition, the Money Fund may invest in U.S. dollar-denominated high-quality foreign debt securities. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International investing allows investors to achieve greater diversification and to take ad-vantage of changes in foreign economies and market conditions.

  Investors should understand and consider carefully the greater risks in-volved in foreign investing. Investing in foreign securities and other posi-tions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (see "Currency Exchange Trans-actions" below), involve certain

                                                              SOGEN FUNDS, INC.

risks and opportunities not typically associated with investing in U.S. secu-rities. These include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; changes in exchange control regulations or cur-rency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and is-suers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial ar-rangements.

  Investing in countries outside the United States entails political risk. There exists the possibility of restrictions on foreign investors, expropria-tion of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, or other adverse political or social developments that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market coun-tries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

  The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders and investors. Enforcement of existing regulations has been extremely limited.

  Since the Money Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addi-tion, the Money Fund does not intend to invest in the securities markets of emerging countries.

FLUCTUATIONS IN THE PRICE OF GOLD (GOLD FUND).

  Due to the Gold Fund's policy of concentrating its investments in gold and other precious metal-related issuers, investment in the Fund's shares involves special considerations, including changes in U.S. or foreign tax, currency or mining laws and increased environmental costs. The price of gold has been sub-ject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies such as cur-

                                                              SOGEN FUNDS, INC.

rency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between coun-tries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected. Gold-re-lated investments as a group have performed less well than the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable.

CURRENCY EXCHANGE TRANSACTIONS (OVERSEAS FUND AND GOLD FUND).

  A Fund may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of its portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange transaction may be conducted either on a spot (i.e. cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker/dealers, are not exchange-traded and are usually for less than one year, but may be renewed. Currency exchange transactions may involve curren-cies of the different countries in which a Fund may invest. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

INVESTMENTS IN DEBT SECURITIES (OVERSEAS FUND AND GOLD FUND).

  Each of the Overseas Fund and Gold Fund may invest up to 20% of its total assets in debt securities that are below investment grade quality. The Funds may also invest in debt securities which are in default. "Investment grade" debt securities are those rated within the four highest ratings categories of S&P or Moody's or, if unrated, determined by the Fund's investment adviser to be of comparable quality. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of each issuer. During periods of declining interest rates, the value of debt securi-ties generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

  Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be medium grade and to have speculative character-istics. Debt securities that are rated below investment grade or, if unrated, are considered by SGAM Corp. to be equivalent to below investment grade (often referred to as "junk bonds"), on balance, are considered predominantly specu-lative with respect to the issuer's capacity to pay interest and repay princi-pal according to the terms of the obligation and, therefore, carry greater in-vestment risk, including the possibility

                                                              SOGEN FUNDS, INC.

of issuer default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securi-ties. (For additional information on these debt securities see "Lower-Rated Debt Securities" in the Statement of Additional Information.)

INVESTMENT IN OTHER INVESTMENT COMPANIES (OVERSEAS FUND).

  Certain markets are closed in whole or in part to equity investments by for-eigners. The Overseas Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment com-pany at the time of investment. These restrictions do not apply to certain in-vestment companies known as private investment companies and "qualified pur-chaser" investment companies.

  Investment in another investment company may involve the payment of a pre-mium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund's investment adviser, the potential benefits of such in-vestment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

"WHEN-ISSUED" OR "DELAYED DELIVERY" SECURITIES.

  The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as assets and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the in-tention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

VARIABLE RATE SECURITIES (MONEY FUND).

  The Money Fund may invest in instruments having rates of interest that are adjusted periodically or which "float" continuously according to formulae in-tended

                                                              SOGEN FUNDS, INC.

to minimize fluctuation in the values of the instruments ("Variable Rate Secu-rities"). The interest rates of Variable Rate Securities ordinarily are deter-mined by reference to, or are a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuations in the market values of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate De-mand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. The Fund will determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument. Under such rules, the maturity date of Variable Rate Demand Securities may be con-sidered to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

STRUCTURED SECURITIES (OVERSEAS FUND AND GOLD FUND).

  The Overseas Fund and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of an underlying instrument. Structured securities have different characteristics and risks than other types of securities in which the Funds may invest. For example, the coupon, dividend and/or redemption amounts may be increased or decreased de-pending on the change in the value of an underlying instrument. See "Struc-tured Securities" in the Statement of Additional Information for further in-formation.

TEMPORARY STRATEGIES; CASH RESERVES (OVERSEAS FUND AND GOLD FUND).

  The Overseas Fund and the Gold Fund each has the flexibility to respond promptly to changes in market and economic conditions. In the interest of pre-serving shareholders' capital, SGAM Corp. may employ a temporary defensive in-vestment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. Most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

  In addition, pending investment of proceeds from new sales of shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dol-lars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                                                              SOGEN FUNDS, INC.


ILLIQUID SECURITIES.

  Each Fund may invest up to 15% (10% in the case of the Money Fund) of its total assets in illiquid securities, including securities acquired in private placements. Because an active trading market for such securities may not ex-ist, the sale of such securities may be subject to delay and additional costs. Time deposits and repurchase agreements maturing in more than seven days are considered to be illiquid. A Fund, subject to the limitations for illiquid in-vestments stated above, may purchase securities that have been privately placed but that are not eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That rule permits certain qualified institutional buyers, such as the Funds, to trade in private placed securities that have not been registered for sale under that Act. Rule 144A securities may or may not be liquid depending on guidelines established by the Board of Directors. See "Illiquid Securities" in the Statement of Additional Information.

EXPENSES (OVERSEAS FUND AND GOLD FUND).

  The cost of investing in foreign securities is higher than the cost of in-vesting in U.S. securities. Investing in each Fund is an efficient way for an individual to participate in foreign markets, but its expenses, including ad-visory and custody fees, are higher than the expenses of a typical domestic mutual fund.

CHANGE OF OBJECTIVE.

  A Fund's investment objective may be changed by the Board of Directors with-out shareholder approval. If there were such a change, each shareholder should consider whether a Fund would remain an appropriate investment in light of his or her then current financial position and needs. Shareholders will be noti-fied a minimum of sixty days in advance of any change in investment objective.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

                          MANAGEMENT OF THE COMPANIES

BOARD OF DIRECTORS.

  The business and affairs of the Companies are managed under the direction of their respective Boards of Directors.

INVESTMENT ADVISER.

  Each of the Companies' portfolios is managed by SGAM Corp., 1221 Avenue of the Americas, New York, New York 10020. SGAM Corp. is a registered investment adviser which is indirectly owned by Societe Generale, one of France's largest banks. Jean-Marie Eveillard, President and a director of each of the Compa-nies, is primarily responsible for the day-to-day management of the Companies' investment portfolios. Mr. Eveillard has been a Director and President or Ex-ecutive Vice President of SGAM Corp. since prior to 1992.

  SGAM Corp. furnishes investment advice to the Funds consistent with each Fund's stated investment objective and policies. SGAM Corp. also furnishes the Companies with office space and certain facilities and services required for their business and pays any compensation and expenses of the officers of the Companies.

  For these services and facilities, each Fund pays SGAM Corp. a fee, paid quarterly or monthly, as indicated, at an annual rate of the average daily net assets of that Fund as follows:

   International Fund (Quarterly).......... 1.00% of the first $25 million and
                                            0.75% of the excess over $25 million
   Overseas Fund (Monthly)................. 0.75%
   Gold Fund (Monthly)..................... 0.75%
   Money Fund (Monthly).................... 0.40%

  SGAM Corp. may waive all or a portion of its fee. The annual fee rates listed above for the International Fund, Overseas Fund and Gold Fund are higher than the rate of fees paid by most United States mutual funds. The Com-panies believe, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in for-eign equity securities. For the fiscal year ended March 31, 1997, the Interna-tional Fund, Overseas Fund, Gold Fund and Money Fund paid advisory fees equal to 0.75%, 0.75%, 0.75% and 0.04%, respectively, of their average daily net as-set values, and each of the Funds' total expenses, including the advisory fee, equaled 1.21%, 1.27%, 1.45% and 0.75%, respectively, of their average daily net asset values.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

PORTFOLIO TRANSACTIONS.

  SGAM Corp. selects the brokers and dealers which execute orders for the pur-chase and sale of each Fund's portfolio securities. SGAM Corp. seeks to achieve "best execution" of such orders. "Best execution" means prompt and re-liable execution at the most favorable securities prices, taking into account a number of largely judgmental considerations. Consistent with the foregoing, portfolio transactions may be executed by brokers affiliated with Societe Generale so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, subject to the consideration of best price and execution and to applicable regulations, SGAM Corp. may con-sider sales of the Funds' shares as a factor in the selection of brokers to execute portfolio transactions.

PRINCIPAL UNDERWRITER.

  The Funds' shares are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by the Funds' principal underwriter, Societe Generale Securities Corporation ("SGSC"), 1221 Avenue of the Americas, New York, New York 10020. SGSC is a registered broker-dealer and an affiliate of Societe Generale.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.

  DST Systems, Inc. ("DST"), P.O. Box 419324, Kansas City, Missouri, 64141-6324, serves as transfer agent and dividend disbursing agent for each of the Funds.

                                 CAPITAL STOCK

  The authorized capital stock of SoGen International Fund, Inc. consists of 250,000,000 shares, all of one class and of $0.001 par value. The authorized capital stock of SoGen Funds, Inc. consists of 1 billion shares of common stock, par value $0.001 per share of which 150,000,000 shares have been desig-nated as shares of the Overseas Fund, 150,000,000 shares have been designated as shares of the Gold Fund and 700,000,000 shares have been designated as shares of the Money Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of share-holders. Shares have no preemptive or conversion rights and are freely trans-ferable.

  With respect to SoGen Funds, Inc., the Board of Directors is authorized to reclassify and issue any unissued shares of the Funds without shareholder ap-proval. Accordingly, in the future, the Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Invest-ment Company Act of 1940 and Maryland law.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.


  Pursuant to their By-Laws, the Companies do not generally hold annual meet-ings of shareholders. Shareholder meetings, however, will be held when re-quired by the Investment Company Act of 1940 or Maryland law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of a Fund. The cost of any such notice and meet-ing will be borne by the individual Fund for which the meeting was called.

  Each share of common stock of SoGen International Fund is entitled to one vote, and each share of common stock of the Overseas Fund, Gold Fund and Money Fund is entitled to one vote for each dollar of net asset value and a propor-tionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund within SoGen Funds, Inc. vote together on any matter submitted to shareholders, except when otherwise required by the In-vestment Company Act of 1940 or when a matter affects the interests of each Fund in a different way, in which case the shareholders of each Fund vote sep-arately by class. If the directors determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Approval of the investment advisory agreement and the distribution plan and agreement are matters to be determined separately by each Fund.

             DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Money Fund intends to declare a dividend of its net investment income daily and pays such dividends monthly. The Money Fund intends to distribute net realized capital gains, if any, at least annually.

  It is the policy of the International Fund, Overseas Fund and Gold Fund to make annual distributions of net investment income and net realized capital gains, if any. Unless a shareholder otherwise elects, as permitted in the New Account Application, income dividends and capital gains distributions will be reinvested in additional shares of the Funds at net asset value per share cal-culated as of the payment date. The Funds pay both income dividends and capi-tal gains distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the International Fund, Overseas Fund and Gold Fund will be reduced by the amount of such payment. The net asset value per share of the Money Fund is expected, however, to remain constant at $1.00 per share.

  Each Fund intends to qualify and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits, although for-eign source income received by a Fund may be subject to foreign withholding taxes.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

  Shareholders normally will be taxed on the dividends and capital gain dis-tributions they receive from a Fund whether received in additional shares or cash. Dividend payments representing taxable net investment income and any net short-term capital gains will be taxable as ordinary income. If any portion of the income of a Fund consists of dividends received from U.S. corporations, a portion of the dividends paid by such Fund may qualify for the dividends-re-ceived deduction available to corporate shareholders. Distributions of any net long-term capital gains designated as capital gains distributions will be tax-able to shareholders as long-term capital gains regardless of how long they have held their shares. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

  Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, gener-ally depending upon the shareholder's holding period for the shares.

  Information regarding the tax status of income dividends and capital gains distributions will be sent to shareholders by January 31 of each year.

BACKUP WITHHOLDING.

  The Funds are generally required by the Internal Revenue Service ("IRS") to withhold 31% of the amount of taxable income dividends, capital gains distri-butions and (except in the case of the Money Fund) redemption proceeds paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, a U.S. shareholder must certify on the New Ac-count Application or on a separate Form W-9 that his Social Security or Tax-payer Identification Number is correct and that he is exempt from, or is not currently subject to, backup withholding. A non-U.S. shareholder is generally subject to this 31% withholding on capital gains distributions and redemption proceeds unless he certifies on the New Account Application or on a separate Form W-8 that he is a non-resident alien and is not engaged in a trade or business in the United States regarding his Fund shares.

NON-UNITED STATES SHAREHOLDERS.

  Under current U.S. law, the Funds will ordinarily be obligated to withhold 30% of any ordinary income dividend payments to non-U.S. shareholders unless a tax treaty exists between the U.S. and the shareholder's country of residence which provides for withholding on a different basis. Non-U.S. shareholders may incur a U.S. estate tax liability if they die owning a Fund's shares. Such shareholders should consult their tax counselors as to the tax liability they may incur to the United States as a result of owning a Fund's shares and as to the availability of any credits against taxes payable to their own countries for taxes paid to the United States.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.


  The foregoing information is intended for general information only. Fund distributions also may be subject to state, local and foreign taxes. Share-holders should consult their own tax advisers regarding the particular tax consequences of an investment in a Fund.

                       PERFORMANCE AND YIELD INFORMATION

INTERNATIONAL FUND, OVERSEAS FUND AND GOLD FUND.

  From time to time, each of the International Fund, Overseas Fund and Gold Fund may illustrate in sales literature and advertisements its cumulative to-tal return and its average annual total return. A cumulative total return re-flects a Fund's performance over a stated period of time based on an assumed initial investment. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Be-cause average annual returns tend to smooth out variations in a Fund's re-turns, a prospective investor should recognize that they are not the same as actual year-by-year results. Both types of total return will be calculated as-suming the deduction of the maximum sales commission of 3.75% and the rein-vestment of all income dividends and capital gains distributions. A Fund's performance figures will be based on historical results and are not intended to indicate future performance.

MONEY FUND.

  From time to time quotations of the Money Fund's "current yield" and "effec-tive yield" may be included in advertisements and communications to sharehold-ers. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net in-come generated by an investment in the Fund over a specified seven-day period. This income is then "annualized", i.e., the amount generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is ex-pressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this as-sumed reinvestment. "Current yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. The Fund may include in its advertisements and communications to shareholders total return quotations which include unrealized gains and losses.

PERFORMANCE RATINGS.

  From time to time the Funds may discuss in sales literature and advertise-ments, their performance ratings or other information as published by recog-nized mutual

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc. or by publications of general interest such as Business Week or Money.

                                NET ASSET VALUE

  Each Fund's net asset value per share is computed as of the close of trading on the New York Stock Exchange ("NYSE") on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the to-tal number of shares outstanding at the time of such computation.

  In the case of the International Fund, Overseas Fund and Gold Fund, portfo-lio securities are valued primarily based on market quotations where avail-able. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. In the case of the Money Fund, portfolio securities are valued at their amortized cost, which approximates market value, subject to guidelines and procedures established by the Board of Directors in accordance with applicable SEC regulations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Boards of Directors of the Companies.

                            HOW TO PURCHASE SHARES

  The minimum initial investment to open a shareholder account is $1,000 for the International Fund, Overseas Fund and Gold Fund and $10,000 for the Money Fund, except that (i) the Automatic Investment Program and Automatic Exchange Program each requires a minimum initial investment of $100 per Fund (see "Shareholder Services") and (ii) an account with the Money Fund that is opened by an exchange (see "Shareholder Services--Exchange Privilege") requires a minimum investment of $1,000. "Starter" checks and third-party checks will not be accepted for purposes of opening a new account. The minimum amount for sub-sequent investments is $100 per Fund. A Fund's shares may be purchased through authorized dealers or through SGSC, the Funds' underwriter. A completed and signed application is required for the initial account opened with the Funds. If there is no application accompanying this Prospectus, call (800) 334-2143 to obtain one.

PURCHASES THROUGH DEALERS.

  Investors may purchase a Fund's shares through selected securities dealers with whom SGSC has sales agreements. A prospective investor may obtain addi-tional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact SGSC at (212) 278-5800.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.


  Financial service firms that do not have a sales agreement with SGSC also may place orders for purchases of a Fund's shares, but may charge the investor a transaction fee in addition to the applicable sales load.

  Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to SGSC.

PURCHASES THROUGH SGSC.

  Shares of a Fund may be purchased through SGSC by mailing a check made pay-able to The SoGen Funds along with the completed New Account Application to The SoGen Funds, c/o DST, P.O. Box 419324, Kansas City, MO 64141-6324. Shares may also be purchased through SGSC by Automated Clearing House ("ACH") trans-fer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds. See "Shareholders' Reference Guide" at the back of this Pro-spectus for wiring instructions.

PUBLIC OFFERING PRICE.

  The public offering price at which transactions will be effected will be equal to the net asset value per share plus, in the case of the International Fund, Overseas Fund and Gold Fund, a sales charge as described below. The net asset value per share of the Money Fund is expected to remain constant at $1.00 per share. Orders for shares received by DST prior to the close of trad-ing on the NYSE, or orders received by dealers prior to such time and trans-mitted to SGSC prior to the latter's close of business, will be effected based on the net asset value determined as of the close of trading on the NYSE that day. Net asset value per share is calculated as set forth in the section of this Prospectus entitled "Net Asset Value." The sales charges currently in ef-fect are as follows:

                                                 SALES CHARGE       DEALER
                                 SALES CHARGE    EXPRESSED AS     DISCOUNT AS
                                 AS PERCENT OF    APPROXIMATE     PERCENT OF
                                PUBLIC OFFERING PERCENT OF NET  PUBLIC OFFERING
INVESTMENT AMOUNTS                   PRICE      AMOUNT INVESTED      PRICE
------------------              --------------- --------------- ---------------
Less than $25,000.............       3.75%           3.90%           3.35%
$25,000 or more but less than
  $50,000.....................       3.25%           3.35%           2.85%
$50,000 or more but less than
  $100,000....................       2.75%           2.83%           2.35%
$100,000 or more but less than
  $500,000....................       2.00%           2.04%           1.60%
$500,000 or more but less than
  $1,000,000..................       1.00%           1.01%           0.80%
$1,000,000 and over...........       0.00%           0.00%           0.00%

  Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

  SGSC reallows discounts to selected dealers with whom it has sales agree-ments and is entitled to retain the balance over the dealer discounts. SGSC may from time to time reallow the entire sales load, and may provide addi-tional promotional incentives, to dealers selling a Fund's shares. Such addi-tional promotional incentive may

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.


include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  SGAM Corp. may from time to time pay a concession to a dealer which employs a registered representative whose client invests in a Fund. Such amount will be paid from the resources of SGAM Corp.

REDUCING THE SALES CHARGE.

  As shown in the table above, the size of the total investment in a Fund will affect the sales charge. Described below are several methods to reduce the ap-plicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his dealer, SGSC or DST of the applicability of one of the following:

  AGGREGATION. The investment schedule above applies to the total amount being invested by any "person," which term includes an individual, his spouse, par-ents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.

  CONCURRENT PURCHASES. The sales load associated with an investment may be reduced by combining concurrent purchases of shares of the International Fund, Overseas Fund, Gold Fund and shares of other funds advised by SGAM Corp., of-fered subsequent to the date of this Prospectus subject to a sales load ("SoGen Load Funds"), by any "person," as described above in "Aggregation". The concurrent purchase discount does not apply to purchases of SoGen Money Fund. The applicable sales load will be based on the total dollar amount of the investment in shares of two or more SoGen Load Funds that are concurrently purchased.

  RIGHTS OF ACCUMULATION. A Fund's shares may be purchased at a reduced sales charge by a "person" (as defined above in "Aggregation") who is already a shareholder by taking into account not only the amount then being invested, but also the current net asset value of the shares of any SoGen Load Fund al-ready held by

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percent-age, the entire current purchase is eligible for the reduced charge. To be en-titled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his dealer, SGSC or DST at the time of purchase that he wishes to take advantage of such entitlement, and give the numbers of his ac-counts, and those accounts held in the name of his spouse, parents or children and the specific relationship of each such other person to the investor.

  LETTER OF INTENTION. A person (as defined above in "Aggregation") may also qualify for a reduced sales charge by completing the Letter of Intention (the "Letter") contained in the New Account Application or a form for this purpose which may be obtained by contacting the Funds at (800) 334-2143. This enables the investor to aggregate purchases of shares of any SoGen Load Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any SoGen Load Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his dealer, SGSC or DST that a Letter is on file along with all account numbers associated with the Letter.

  The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.

  SALES AT NET ASSET VALUE. Shares of the International Fund, Overseas Fund and Gold Fund may be sold at net asset value (i.e., without a sales charge)
(i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is au-thorized to make investment decisions on behalf of a client, (iii) to invest-ment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisers

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial plan-ner on the books and records of the broker, agent, investment adviser or fi-nancial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Shares of the Funds may also be sold at net asset value to current officers, directors and employees of the Companies, SGAM Corp., SGSC, U.S. branches and affiliates of Societe Generale, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue shares at net asset value in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of shares at net asset value described in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to SGSC or DST at the time of purchase on a form for this purpose as available from the Funds.

REINSTATEMENT PRIVILEGE.

  In addition, an investor is entitled to a one-time per account privilege to reinvest in any SoGen Load Fund, the proceeds of a full or partial redemption of shares from a SoGen Load Fund at the then applicable net asset value with-out payment of a sales charge. To exercise this privilege the investor must submit to SGSC or DST, within 30 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any SoGen Load Fund to an IRA or other tax qualified retirement plan ac-count in any SoGen Load Fund without payment of a sales charge. Such a trans-fer involves a redemption of a Fund's shares and a reinvestment of the pro-ceeds and, hence, may involve a taxable transaction for income tax purposes. Reinstatement will not prevent recognition of a gain realized on the redemp-tion, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the rein-statement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.

BOOKSHARE ACCOUNT PLAN.

  To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders directly registered with a Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a share-holder's book account. After any

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

purchase, a confirmation is mailed to the shareholder indicating the amount of full and fractional shares purchased, the price per share and a statement of his account. Stock certificates will not be issued unless the shareholder sub-mits a written request to that effect to DST. (No stock certificates will be issued for the Money Fund or tax-sheltered accounts.) Under no circumstances will a stock certificate for a fraction of a share be issued.

CONDITIONS OF PURCHASE.

  The Companies and SGSC each reserves the right to refuse any order for purchase of shares and to cancel any purchase due to nonpayment. Share purchases are not binding on the Companies or SGSC until they are confirmed by DST as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his check or ACH transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof.

RULE 12B-1 PLAN (INTERNATIONAL FUND, OVERSEAS FUND AND GOLD FUND).

  The International Fund, Overseas Fund and Gold Fund have each adopted a Dis-tribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940. Under the Plan, each Fund may pay SGSC a quar-terly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of a Fund's net assets. SGSC is obligated to use the amounts received under the Plan for payments to qualifying dealers (not to ex-ceed 0.25% of the average daily net asset value of accounts originated by such dealers) for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. SGSC bears distribution expenses to the extent they are not covered by payments under the Plan. Any distribution expenses incurred by SGSC in any fiscal year of a Fund which are not reimbursed from payments under the Plan accrued in such fiscal year, will not be carried over for payment un-der the Plan in any subsequent year.

                             HOW TO REDEEM SHARES

  Shareholders have the right to redeem all or any part of their shares of a Fund for cash at the net asset value next computed after receipt of the re-demption request in proper form as further described below. Neither the Compa-nies nor SGSC currently charges a fee or commission upon the redemption of a Fund's shares. Although it does not presently intend to do so, the Boards of Directors of the Companies are empowered to impose a redemption fee of up to 1.0% of the value of shares being redeemed.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.



  Shareholders may redeem either through authorized dealers, through SGSC or by telephone. Shares held in the dealer's "street name" must be redeemed through the dealer.

REDEMPTIONS THROUGH DEALERS.

  Shareholders who have an account with an authorized dealer may submit a re-demption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to SGSC. Dealers may impose a charge for handling redemption transactions placed through them and may have particu-lar requirements concerning redemptions. Accordingly, shareholders should con-tact their authorized dealers for more information.

REDEMPTIONS THROUGH SGSC.

  Shareholders may redeem their Fund shares through SGSC by transmitting writ-ten redemption instructions to The SoGen Funds, c/o DST, P.O. Box 419324, Kan-sas City, MO 64141-6324.

REDEMPTIONS BY TELEPHONE.

  Unless contrary instructions are elected in the New Account Application or Special Options Form, shareholders may redeem a Fund's shares in non-retire-ment accounts by telephone by calling DST at (800) 334-2143. Telephone redemp-tion requests received prior to the close of business on the NYSE on any Fund business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired or mailed to a bank account number or address other than the one previously designated by the shareholder. Such requests must be in writing accompanied by a signature guarantee. Shareholders who would like to change wiring instructions should send written notification, signed by all of the ac-count's registered shareholders and accompanied by a signature guarantee, to DST at the address listed above. (See "Redemption Price" below for acceptable guarantors. See "Receiving Redemption Proceeds" below for change of address procedures.) There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire; howev-er, a fee will be deducted from proceeds sent by bank wire. Telephone redemp-tion privileges may be difficult to implement and may be modified or suspended without notice during periods of drastic economic or market changes. DST has instituted procedures it believes are reasonably designed to ensure that re-demption instructions communicated by telephone are genuine, and could be lia-ble for losses caused by unauthorized or fraudulent instructions in the ab-sence of such procedures. DST will require a form of personal identification prior to acting upon telephone instructions, will provide a written confirma-tion of such transaction and will record a shareholder's instructions. TELE-PHONE REDEMPTION PRIVILEGES MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE COMPANIES UPON 60 DAYS' WRITTEN NOTICE TO SHAREHOLDERS.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.


REDEMPTION PRICE.

  Orders to redeem shares received in proper form by DST prior to the close of trading on the NYSE, or redemption orders received by dealers prior to such time and transmitted to SGSC prior to the latter's close of business, will be effected at the net asset value determined as of the close of trading on the NYSE that day.

  Redemption requests must meet all the following requirements to be consid-ered in proper form:

  1. Written and signed instructions from the registered owner(s) must be received by DST (except for telephone redemptions).

  2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is re-quired for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated by the shareholder. A signature guaran-tee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the sharehold-er. Any one of the following guarantors is normally acceptable: (a) a commercial bank or trust company; (b) a member firm of a domestic stock exchange; (c) a foreign branch of any institution included in paragraph (a) or (b); (d) a national securities exchange; or (e) a savings association. Guarantees from a notary public are not accept-able.

  3.  All certificates, if any, to be redeemed must be received by DST.

  4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

RECEIVING REDEMPTION PROCEEDS.

  Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form, but the Companies may suspend the right of redemption and postpone payment during any period when (i) trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission ("SEC") has by order permitted such suspension, or (iii) an emer-gency, as defined by the rules of the SEC, exists, making disposal of portfo-lio securities or determination of a Fund's net asset value not reasonably practicable.

  The Funds will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to fifteen days. Investors who wish to avoid any such delay should purchase shares by bank wire. In addition, any change of address will require a fif-teen-day holding

SOGEN INTERNATIONAL FUND, INC.                                 SOGEN FUNDS, INC.


period before the proceeds of any redemption will be released to the new ad-dress. Shareholders will have the ability to use the exchange privilege during this holding period. Shareholders can avoid the fifteen-day holding period if either the redemption or change of address request is signed by all registered owners and is accompanied by a signature guarantee for each owner. The fif-teen-day holding period can also be avoided by establishing bank wire redemp-tion instructions through the New Account Application or Special Options Form. Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the re-demption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee will be deducted from such proceeds.

  The amount realized on a redemption may be more or less than the investor's cost, depending on the net asset value of a Fund's shares at the time of such redemption, and a gain or loss may be recognized for tax purposes.

MINIMUM ACCOUNT SIZE.

  Due to the relatively high cost of maintaining smaller accounts, the Compa-nies reserve the right to redeem shares in any account if the value of that account drops below $500, except accounts for shareholders currently partici-pating in the Automatic Investment program described below. A shareholder will be allowed at least 60 days to make an additional investment to bring his ac-count value to $500 or more before the redemption is processed.

                             SHAREHOLDER SERVICES

  The Companies offer the following shareholder services:

EXCHANGE PRIVILEGE.

  Shareholders or authorized parties are entitled to exchange some or all of their shares for shares of the Money Fund and shares of other SoGen Load Funds. Such shares exchanged will be valued at their respective net asset val-ues computed as of the close of trading on the NYSE on the day the exchange is requested.

  An exchange of shares pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes. The ex-change privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may legally be sold. A shareholder wish-ing to utilize the exchange privilege should read the prospectus of the Fund being acquired.

  There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the ex-change is being made. The minimum initial investment amount for the Interna-tional

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

Fund, Overseas Fund and the Gold Fund, whether by exchange or purchase, is $1,000. The minimum initial investment amount for the Money Fund is $10,000 directly and $1,000 by exchange. All subsequent amounts exchanged must be $100 or more. Upon exchanges of shares of the Money Fund for shares of any SoGen Load Fund, payment of the appliable sales load must be made, unless a sales load has already been paid on such shares. For additional information concern-ing exchanges, or to effect exchanges, contact the Funds at (800) 334-2143.

  Exchanges by telephone may be difficult to implement in times of drastic economic or market changes. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Companies re-serve the right to limit or terminate the exchange privilege as to any share-holder who makes exchanges more than four times a year (other than through the Automatic Exchange Program or a similar periodic investment program). The Com-panies can modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.

AUTOMATIC EXCHANGE PROGRAM.

  Shareholders who wish to automatically exchange shares of one Fund for an-other on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the share-holder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discon-tinued. All conditions with respect to exchange transactions apply as dis-cussed in "Exchange Privilege" above.

TELEPHONE PRIVILEGES.

  Unless contrary instructions are elected in the New Account Application or Special Options Form, the account will be entitled to make telephone redemp-tions, exchanges and account maintenance requests. Neither the Companies nor their agents will be liable for following instructions communicated by tele-phone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that the instructions are genu-ine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

  Any owner(s), trustee(s) or other fiduciary entity as indicated in the ac-count registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may in-clude a combination of the following items: (i) the fund and account number,
(ii) the account registration, (iii) the social security or tax identification number on the account, (iv) the address of record and any other information deemed appropriate to allow access to the account.

SOGEN INTERNATIONAL FUND, INC.                                SOGEN FUNDS, INC.

  Certain retirement accounts are not eligible for all the telephone privi-leges referenced above. Please call (800) 334-2143 with all inquiries pertain-ing to the legal requirements for any transaction.

AUTOMATIC INVESTMENT PROGRAM.

  Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of a Fund, automatically from a checking or savings account. Upon written authorization, DST will debit the investor's account as indicated and use the proceeds to purchase shares of a Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least thirty days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100 if a new ac-count is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Invest-ment Program payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The Companies may amend or cease to offer the Automatic Investment Program at any time.

DIVIDEND DIRECTION PLAN.

  Shareholders in a Fund may elect to have income dividends and capital gains distributions on their Fund shares invested without the payment of any sales charge in shares of the Money Fund or shares of any SoGen Load Fund in which they have an existing account and maintain a minimum account balance. All div-idends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privi-lege, contact DST in writing at the appropriate address listed on page 25 or by telephone at (800) 334-2143.

SYSTEMATIC WITHDRAWAL PLAN.

  A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50 on or about the 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in ex-cess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of ad-ditional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check, after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. The Companies may amend or cease to offer the Systematic Withdrawal Plan at any time.

SOGEN INTERNATIONAL FUND, INC.                                 SOGEN FUNDS, INC.


RETIREMENT PLANS.

  The Companies offer IRA, SEP and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax bene-fits of these plans may not be available for all persons. Investors should con-sult their tax advisers regarding their eligibility.

  For appropriate applications, please contact the Funds at (800) 334-2143.

SHAREHOLDER STATEMENTS AND REPORTS.

  A confirmation statement is mailed to shareholders for each transaction in a Fund, and a summary statement and tax reporting are provided at year end. Each Fund also provides shareholders with an annual Prospectus as well as annual and semi-annual reports.

ACCOUNT MAINTENANCE.

  Shareholders will often need to update certain account information during their relationship with the Funds. Please call (800) 334-2143 with any ques-tions concerning the legal requirements necessary to execute your request.

                                   INQUIRIES

  For information on how to buy shares of a Fund or to request additional lit-erature about any of the Funds, or for account information, shareholder serv-ices or information on how to redeem shares, please call (800) 334-2143.

                                                               SOGEN FUNDS, INC.

                   (This Page Left Blank Intentionally)

                                                               SOGEN FUNDS, INC.

                   (This Page Left Blank Intentionally)

SOGEN INTERNATIONAL FUND, INC____________________________SOGEN.FUNDS, INC.

SHAREHOLDERS' REFERENCE GUIDE

TELEPHONE NUMBERS:

For Fund Information, Account & Shareholder Services

                                    (800) 334-2143

MAIL:

Direct Purchases, Redemptions

and Account Updates:                The SoGen Funds
                                    c/o DST Systems, Inc.
                                    P.O. Box 419324,
                                    Kansas City, MO
                                    64141-6324

Overnight Mail:                     The SoGen Funds
                                    c/o DST Systems, Inc.
                                    1004 Baltimore
                                    Kansas City, MO
                                    64105-1807

WIRING INSTRUCTIONS:

You may wire funds to us at:        IFTC, Kansas City, MO
                                    ABA Routing #101003621
                                    Account #7534116
                                    Reference:  (Your account number and trade
                                                confirmation number)

  To avoid rejection of your wire, you must inform us of your intention to wire when you place your purchase order AND include your SoGen Fund account number and the trade confirmation number in the reference section of the wire.

  AUTOMATIC INVESTMENT PROGRAM--regular investments of at least $100, automat-ically from your checking or savings account. Because approval by your bank is required, establishment of an Automatic Investment Program may require at least thirty days. See the "Automatic Investment Program" section of the Pro-spectus for details.

  SYSTEMATIC WITHDRAWAL PLAN--With a minimum net asset value of $10,000, you may establish a Systematic Withdrawal Plan to receive, not less than $50, on a monthly or quarterly basis. Distributions are made on or about the 25th of the month. New accounts established by check after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. Please see the "Systematic Withdrawal Plan" section of the Prospectus for details.

  INVESTMENT THROUGH ACH--A convenient way for you to invest or redeem shares in your SoGen Fund account. Please contact your financial representatives or the Funds directly at (800) 334-2143 for further information.

                         SOGEN INTERNATIONAL FUND, INC.
                               SOGEN FUNDS, INC.
                          1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020

                               INVESTMENT ADVISER
                               ------------------
                    Societe Generale Asset Management Corp.
                          1221 Avenue of the Americas
                               New York, NY 10020

                                  UNDERWRITER
                                  -----------
                    Societe Generale Securities Corporation
                          1221 Avenue of the Americas
                               New York, NY 10020

                              (212) 278-5800

                                 LEGAL COUNSEL
                                 -------------
                             Dechert Price & Rhoads

                           30 Rockefeller Plaza

                            New York, NY 10112

                              INDEPENDENT AUDITORS
                              --------------------
                             KPMG Peat Marwick LLP
                                345 Park Avenue
                               New York, NY 10154

                               DOMESTIC CUSTODIAN
                               ------------------
                       Investors Fiduciary Trust Company
                              127 West 10th Street
                             Kansas City, MO 64105

                                GLOBAL CUSTODIAN
                                ----------------
                            The Chase Manhattan Bank
                            4 Chase MetroTech Center
                               Brooklyn, NY 11245

                          SHAREHOLDER SERVICING AGENT
                          ---------------------------

                             DST Systems, Inc.

                              P.O. Box 419324

                        Kansas City, MO 64141-6324

                              (800) 334-2143

[LOGO OF SOGEN APPEARS HERE]

    SoGen International Fund, Inc.
    ------------------------------

    SoGen Funds, Inc.

    1221 Avenue of the Americas

    New York, NY 10020

SGC1

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                               SOGEN MONEY FUND

                           -------------------------

                         [LOGO OF SOGEN APPEARS HERE]

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 334-2143

                               ----------------

                    Societe Generale Asset Management Corp.
                          1221 Avenue of the Americas
                              New York, NY 10020
                              Investment Adviser

                    Societe Generale Securities Corporation
                          1221 Avenue of the Americas
                              New York, NY 10020
                             Principal Underwriter

                               ----------------

  This Statement of Additional Information provides information about SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, three separate portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment compa-ny, in addition to the information contained in the Prospectus of the Company dated July 31, 1997. This Statement of Additional Information is not a pro-spectus. It relates to and should be read in conjunction with the Prospectus of the Company, a copy of which can be obtained by writing or by calling the Company at (800)-334-2143.

                               ----------------

                              July 31, 1997

                               TABLE OF CONTENTS

                                                 STATEMENT OF CROSS-REFERENCED
                                                  ADDITIONAL   TO CAPTIONS IN
                                                 INFORMATION   THE PROSPECTUS
                                                     PAGE           PAGE
                                                 ------------ ----------------
ORGANIZATION OF THE FUNDS.......................       3              8
INVESTMENT OBJECTIVES, POLICIES AND
 RESTRICTIONS...................................       3              8
MANAGEMENT OF THE COMPANY.......................      12             19
INVESTMENT ADVISER AND OTHER SERVICES...........      14             19
DISTRIBUTION OF THE FUNDS' SHARES...............      16             29
COMPUTATION OF NET ASSET VALUE..................      17             24
HOW TO PURCHASE SHARES..........................      18             24
TAX STATUS......................................      18             21
BROKERAGE ALLOCATION............................      21             20
CUSTODY OF PORTFOLIO............................      23            --
INDEPENDENT AUDITORS............................      23            --
FINANCIAL STATEMENTS............................      23            --
APPENDIX........................................      24            --

                           ORGANIZATION OF THE FUNDS

  SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, (each individu-ally referred to as a "Fund", collectively, the "Funds" or, alternatively, the "Overseas Fund," the "Gold Fund," and the "Money Fund," respectively) are three separate portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment company incorporated under the laws of Maryland in May 1993. Each Fund is a separate, diversified portfolio of assets and has a dif-ferent investment objective which it pursues through separate investment poli-cies, as described below. The Company's investment adviser is Societe Generale Asset Management Corp. ("SGAM"), a registered investment adviser. The Company's principal underwriter is Societe Generale Securities Corporation ("SGSC"), a registered broker-dealer located in New York.

  Pursuant to the laws of Maryland, the Company's jurisdiction of incorpora-tion, the Board of Directors of the Company has adopted By-Laws of the Company that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Company hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940 or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders own-ing 10% of a Fund's outstanding shares. The cost of any such notice and meet-ing will be borne by each Fund.

  Under the provisions of the Investment Company Act of 1940, a vacancy in the office of director of the Company may be filled between meetings of the share-holders of the Company by vote of the directors then in office if, immediately after filling such vacancy, at least two-thirds of the directors then holding office have been elected to the office of director by the shareholders of the Funds. In the event that at any time less than a majority of the directors of the Company holding office at that time were elected by the shareholders of the Funds, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

  The staff of the Securities and Exchange Commission has advised the Funds that it interprets Section 16(c) of the Investment Company Act of 1940, which provides a means for dissident shareholders of common-law trusts to communi-cate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment compa-nies, such as the Company, that are incorporated under Maryland law.

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES OF THE FUNDS.

  OVERSEAS FUND. The Overseas Fund seeks long-term growth of capital by in-vesting primarily in securities of small and medium size non-U.S. companies. The Fund uses the techniques and invests in the types of securities described below and in the Prospectus.

  GOLD FUND. The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have pro-vided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a lim-ited extent, debt securities) consisting of issuers engaged in gold opera-tions, including securities of gold mining finance companies as well as oper-ating companies with long, medium or short-life mines.

  MONEY FUND. The Money Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its objective by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less.

INVESTMENT POLICIES, TECHNIQUES AND RISKS.

  FOREIGN SECURITIES. Each Fund may (and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts
(ADRs), Global Depository Receipts (GDRs), European Depository Receipts
(EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same cur-rency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar ar-rangement. GDRs are global offerings where two securities are issued simulta-neously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in Eu-ropean securities markets. GDR's are designed for use in the U.S. and European securities markets. Each of the Funds (except the Money Fund) may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typi-cally pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR hold-ers generally pay the expenses of the depository and do not have an undertak-ing from the issuer of the underlying security to furnish shareholder communi-cations. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correla-tion between such information and the market value of the ADRs. Neither Fund expects to invest 5% or more of its total assets in unsponsored ADRs.

  With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is af-fected by the strength or weakness of the U.S. dollar against these curren-cies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dol-lar rises in value relative to the yen, the dollar value of the yen-denomi-nated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

  Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are gener-ally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typi-cally associated with investing in U.S. securities. These considerations in-clude: fluctuations in the rates of exchange between the U.S. dollar and for-eign currencies; possible imposition of exchange control regulations or cur-rency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and is-suers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial ar-rangements.

  Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropria-tion or confiscatory taxation, seizure or nationalization of foreign bank de-posits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplo-matic developments that could affect investment in these nations.

  The countries in which the Overseas Fund invests are included in those listed below. The Overseas Fund may not invest in all the countries listed, and it may invest in other countries as well, when such investments are con-sistent with the Fund's investment objective and policies. In addition, the Gold Fund may invest in gold-related investments in any of such countries deemed suitable by the investment adviser.

    MATURE MARKETS                    EMERGING MARKETS

    Australia                    Argentina          Nigeria



    Austria                      Brazil             Pakistan



    Belgium                      Chile              People's Republic of China


    Canada                       Czech Republic     Peru



    Denmark                      Ecuador            Philippines



    Finland                      Greece             Poland



    France                       Hungary            Portugal



    Germany                      India              South Africa



    Hong Kong                    Indonesia          South Korea



    Ireland                      Israel             Sri Lanka



    Italy                        Jamaica            Taiwan



    Japan                        Jordan             Thailand



    Luxembourg                   Kenya              Turkey



    Netherlands                  Malaysia           Uruguay



    New Zealand                  Mexico             Venezuela



    Norway                       Morocco            Vietnam

    Singapore

    Spain

    Sweden

    Switzerland

    United Kingdom

    United States

  It may not be feasible for the Overseas Fund or the Gold Fund currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

  Since the Money Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addi-tion, the Money Fund does not intend to invest in the securities markets of emerging countries.

  FLUCTUATIONS IN THE PRICE OF GOLD (GOLD FUND). The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and polit-ical policies, such as currency devaluations or revaluations, economic condi-tions within an individual country, trade imbalances or trade or currency re-strictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and accordingly, the value of the Fund's investments in such securities also may be affected.

  CURRENCY EXCHANGE TRANSACTIONS (OVERSEAS FUND AND GOLD FUND). A currency ex-change transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign ex-change market or through a forward currency exchange contract ("Forward Con-tract"). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year, but may be renewed.

  Currency exchange transactions may involve currencies of the different coun-tries in which the Overseas Fund and Gold Fund may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or port-folio positions. Transaction hedging is the purchase or sale of a Forward Con-tract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denom-inated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts ap-proximating actual or anticipated positions in securities denominated in that currency.

  If a Fund enters into a Forward Contract, the custodian bank will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such Forward Contract.

  At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Con-versely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

  If a Fund retains the portfolio security and engages in an offsetting trans-action, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting trans-action, it may subsequently enter into a new Forward Contract to sell the cur-rency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it en-ters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should for-ward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the oppor-tunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so gen-erally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

  LOWER-RATED DEBT SECURITIES (OVERSEAS FUND AND GOLD FUND). Each of the Over-seas Fund and the Gold Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Cor-poration ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that a Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated secu-rities considered by the investment adviser to be of comparable credit quali-ty.

  Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative charac-teristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally in-volve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securi-ties. In addition, the markets in which lower-rated and unrated debt securi-ties are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Computation of Net Asset Value." Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were invest-ing in higher rated securities.

  Lower-rated debt securities may be more susceptible to real or perceived ad-verse economic and competitive industry conditions than investment grade secu-rities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices be-cause the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

  A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Informa-tion.

  BANK OBLIGATIONS. Each Fund may invest in bank obligations, which may in-clude bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for spe-cific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturi-ty. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of for-eign banks having capital surplus and undivided profits in excess of $100 mil-lion.

  ASSET-BACKED SECURITIES (MONEY FUND). The Money Fund can invest a portion of its assets in debt obligations known as "Asset-Backed Securities" which are Eligible Securities (as that term is hereinafter defined). The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated en-tities), and the amount and quality of any credit support provided to the se-curities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision and actual yield to maturity may be more or less than the antici-pated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations." Where deemed appropri-ate by the Board of Directors, Asset-Backed Securities may be valued using prices provided by a pricing service. The stated maturity of a particular As-set-Backed Security will be treated as the instrument's maturity for purposes of the Fund's portfolio maturity requirements, unless there exists an associ-ated demand feature, enabling the Fund to treat the instrument as having a shorter maturity.

  "Pass-Through Certificates" are Asset-Backed Securities which represent an undivided fractional ownership interest in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and inter-est received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying as-sets, the holders thereof bear directly the risk of any defaults by the obli-gors on the underlying assets not covered by any credit support.

  Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and is-suing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issu-ing entities are unlikely to have sufficient assets to satisfy their obliga-tions on the related Asset-Backed Securities.

  METHODS OF ALLOCATING CASH FLOWS. While many Asset-Backed Securities are is-sued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securi-ties are issued for two main reasons. First, multiple classes may be used as a method of providing credit-support. This is accomplished typically through creation of one or more classes whose right to payments on the Asset-Backed Security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securi-ties with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Exam-ples include so-called "multi-tranche CMOs" (collateralized mortgage obliga-tions with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the ear-liest stated maturity, and then sequentially to the class with the next stated maturity), "Strips" (Asset-Backed Securities entitling the holder to dispro-portionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-Asset-Backed Se-curities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

  TYPES OF CREDIT SUPPORT. Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of as-sets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets sub-stantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an As-set-Backed Security.

  CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in Asset Backed Secu-rities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securi-ties provide for a fixed period during which only interest payments on the un-derlying accounts are passed through to the security holder and principal pay-ments received on such accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying ac-counts during the initial period and the non-occurrence of specified events. Competitive, regulatory and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security and reducing its yield. An acceleration in cardhold-ers' payment rates or any other event which shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

  Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securi-ties, accounts are unsecured obligations of the cardholder.

  WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. Each Fund may purchase securi-ties on a "when-issued" or "delayed delivery" basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the secu-rities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

  At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segre-gated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any bor-rowing by a Fund, may increase net asset value fluctuation.

  STRUCTURED SECURITIES (OVERSEAS FUND AND GOLD FUND). The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other fi-nancial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

  Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying in-strument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

  ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Money Fund) of its total assets in illiquid securities, including certain se-curities that are subject to legal or contractual restrictions on resale ("re-stricted securities").

  Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favor-able price than that which prevailed when it decided to sell. Restricted secu-rities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of illiquid securities or the de-preciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, in-cluding restricted securities, the Fund will take appropriate steps to protect liquidity.

  Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. SGAM Corp., under the supervision of the Board of Directors of the Company, will consider whether securities pur-chased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a num-ber of factors. In making this determination, SGAM Corp. will consider the trading markets for the specific security, taking into account the unregis-tered nature of a Rule 144A security. In addition, SGAM Corp. could consider
(1) the frequency of trades and quotes, (2) the number of dealers and poten-tial purchasers, (3) the dealer undertakings to make a market, and (4) the na-ture of the security and of market place trades (e.g., the time needed to dis-pose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified insti-tutional buyers are unwilling to purchase such securities.

  CHANGE OF OBJECTIVE. The investment objective of each Fund is not a funda-mental policy and, accordingly, may be changed by the Board of Directors with-out shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

INVESTMENT RESTRICTIONS.

  In pursuing its investment objective, each Fund will not:

  1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the govern-ment of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of invest-ment, represent more than 10% of the voting securities of the issuer;

  2. Borrow money except unsecured borrowings from banks as a temporary meas-ure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

  3. Invest more than 25% of its assets (valued at time of investment) in se-curities of companies in any one industry other than U.S. Government Se-curities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry and the Money Fund may concentrate its investments in U.S. bank obliga-tions);

  4. Make loans, but this restriction shall not prevent a Fund from (a) buy-ing a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type pri-vately placed with financial institutions or (b) lending portfolio secu-rities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its to-tal assets (taken at market value at the time of such loan);*

  5. Underwrite the distribution of securities of other issuers; however, a Fund may acquire "restricted" securities which, in the event of a re-sale, might be required to be registered under the Securities Act of 1933 (the "1933 Act") on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

  6. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

  7. Make margin purchases of securities, except for the use of such short-term credits as are needed for clearance of transactions;

  8. Sell securities short or maintain a short position, except short sales against-the-box.

  Restrictions 1 through 8 above (except the portions in parentheses) are "fundamental," which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the In-vestment Company Act of 1940 as the lesser of (i) 67% of a Fund's shares pres-ent at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Direc-tors without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

  a. Invest in companies for the purpose of management or the exercise of control;

  b. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

  c. Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be with-out value for purposes of this restriction;

  d. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

  e. Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments; and
--------
* The Funds have no present intention of lending their portfolio securities.

  f. Purchase or sell put and call options on securities or on futures con-tracts.

  The Money Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

  (1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations designated by the Securities and Exchange Commission (currently Moody's, S&P, Duff and Phelps, Inc., Fitch Investors Services, Inc., Thompson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker/dealers and broker/ dealers' parent compa-nies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc. --
 collectively, the "NRSROs") in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if only rated by one, that one NRSRO), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

  (2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and: (a) whose issuer received a rat-ing in one of the two highest rating categories for short-term debt obliga-tions from the requisite NRSROs (the requisite NRSROs being any two or, if only rated by one, that one NRSRO) with respect to a class of short-term debt obligations (or any security within that class) that is currently comparable in priority and security with the subject security or (b) which has long-term ratings from the requisite NRSROs (the requisite NRSROs being any two or, if only rated by one, that one NRSRO) which are in one of the two highest catego-ries; or

  (3) a security not rated by an NRSRO but deemed by the investment adviser pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to securities described in (1) and (2) and to present minimal credit risks.

  A First Tier Security is any Eligible Security which qualifies as such be-cause it carries (or other relevant securities issued by its issuer carry) top NRSRO ratings (a single top rating is sufficient if only one NRSRO rates the security) or has been determined, pursuant to guidelines adopted by the Board of Directors, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

  The Money Fund will limit its investments in the First Tier Securities of any one issuer to no more than five percent of its assets. (Repurchase agree-ments collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, the Money Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are exe-cuted.

  Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exer-cising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

  TOTAL RETURN. From time to time the Overseas Fund and Gold Fund advertise their average annual total return. During the one year period ended March 31, 1997, average annual rates of return were 7.93% and (15.52%), for the Overseas Fund and Gold Fund, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following for-mula: P(1+T)n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeem-able value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 3.75% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

  CURRENT YIELD AND EFFECTIVE YIELD. From time to time the Money Fund may ad-vertise its current yield and effective yield. Current yield will be based on income per share received by a hypothetical investment over a given 7-day pe-riod (less expenses accrued during the period) and then "annualized" (i.e., assuming that the 7-day yield would be received over 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield is calcu-lated in a manner similar to that used to calculate current yield, but when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of this assumed reinvestment. The Money Fund's current and ef-fective 7-day yields for the seven days ended March 31, 1997 were 4.78% and 4.90%, respectively. Current yield and effective yield for the Money Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses and no reported yield figures should be con-sidered an indication of the performance that may be expected in the future.

  COMPARISON OF PORTFOLIO PERFORMANCE. From time to time the Company may dis-cuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publica-tions of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

  PORTFOLIO TURNOVER. Although the Overseas Fund and the Gold Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. The rates of portfolio turnover for the Overseas Fund and Gold Fund during the fiscal year ended March 31, 1995 were 3.16% and 11.56%, respectively, during the fiscal year ended March 31, 1996 were 9.46% and 22.40%, respectively and during the fiscal year ended March 31, 1997 were 15.18% and 16.83%, respectively. The rate of portfolio turnover is not a lim-iting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circum-stances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

                           MANAGEMENT OF THE COMPANY

  The business of the Company is managed by its Board of Directors which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Directors. Several of the directors and officers of the Company are directors or officers of SGAM Corp., SGSC or Societe Generale, Paris, France, the indirect owner of one hun-dred percent (100%) of the outstanding voting securities of SGAM Corp., and the owner of fifty percent (50%) of the outstanding voting securities of SGSC. Jean-Marie Eveillard, the President and a director of the Company, owns 100% of SGAM Corp.'s non-voting Series B common stock which represents 19.9% of the total capital of SGAM Corp.

  The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Company. Each of the following persons is also a director and/or officer of SoGen Interna-tional Fund, Inc. and SoGen Variable Funds, Inc.

                       POSITION HELD              PRINCIPAL OCCUPATION
NAME AND ADDRESS      WITH THE COMPANY         DURING PAST FIVE (5) YEARS
----------------      ----------------         --------------------------
Philippe Collas*  Chairman of the Board    Head of Asset Management at
17, cours Valmy    and Director             Societe Generale since September
92972 Paris                                 1995. Head of Human Resource
France                                      Management at Societe Generale
                                            from prior to 1992.

                               POSITION HELD              PRINCIPAL OCCUPATION
    NAME AND ADDRESS          WITH THE COMPANY         DURING PAST FIVE (5) YEARS
    ----------------          ----------------         --------------------------
Jean-Marie Eveillard*(1)  President and Director   Director and President or
1221 Avenue of the                                  Executive Vice President of SGAM
Americas                                            Corp. from prior to 1992.
New York, NY 10020
Fred J. Meyer(2)          Director                 Chief Financial Officer of
437 Madison Avenue                                  Omnicom Group Inc. from prior to
New York, NY 10022                                  1992. Director of Novartis
                                                    Corporation, and Zurich-American
                                                    Insurance Cos.
Dominique Raillard(2)     Director                 President of Act 2 International
15, boulevard Delessert                             (consulting) since July 1995.
75016 Paris                                         Group Executive Vice President
France                                              of Promodes (consumer
                                                    products) -- U.S. Companies
                                                    Division from prior to 1992 to
                                                    1995.
Nathan Snyder(1)(2)       Director                 Independent Consultant from prior
163 Parish Rd. S.                                   to 1992.
New Canaan, CT 06840
Philip J. Bafundo*        Vice President,          Secretary and Treasurer, SGAM
1221 Avenue of the         Secretary and Treasurer  Corp. from prior to 1992.
Americas                                            Certified Public Accountant (New
New York, NY 10020                                  York).
Ignatius Chithelen*       Vice President           Securities Analyst, SGAM Corp.
1221 Avenue of the                                  since October 1993. Reporter at
Americas                                            Forbes from prior to 1992 to
New York, NY 10020                                  April 1992. Private investor
                                                    from May 1992 to September 1993.
Sean J. McKeown           Vice President           Operations Manager, SGAM Corp.
1221 Avenue of the                                  since June 1997. Vice President,
Americas                                            Citibank Investment Products &
New York, NY 10020                                  Distribution from October 1993
                                                    to June 1997. Vice President,
                                                    Citicorp Investment Services
                                                    from prior to October 1993.
Catherine A. Shaffer*     Vice President           First Vice President, SGSC from
1221 Avenue of the                                  prior to 1992.
Americas
New York, NY 10020
Edwin S. Olsen*           Vice President           Vice President, SGSC from prior
1221 Avenue of the                                  to 1992.
Americas
New York, NY 10020
Elizabeth Tobin*          Vice President and       Securities Analyst, SGAM Corp.
1221 Avenue of the         Assistant Secretary      from prior to 1992.
Americas
New York, NY 10020
Charles de Vaulx*         Vice President           Securities Analyst, SGAM Corp.
1221 Avenue of the                                  from prior to 1992.
Americas
New York, NY 10020

--------
 * An "interested person" of the Company as defined in the Investment Company Act of 1940, as amended.
(1) Member of the Executive Committee. When the Board of Directors is not in session, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) Member of the Audit Committee.

  The Company makes no payments to any of its officers for services. However, currently each of the Company's directors who are not officers or employees of SGAM Corp., SGSC or Societe Generale are paid by the Company an annual fee of $6,000 and a fee of $1,000 for each meeting of the Company's Board of Direc-tors and for each meeting of any Committee of the Board that they attend (other than those held by telephone conference call). Each director is reim-bursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company. During the fiscal year ended March 31, 1997, an aggregate of $36,000 was paid or accrued for directors' fees and expenses by the Company. See Note 2 of Notes to the Financial Statements on page 27 of the Company's Annual Report to Shareholders for a description of various transactions during the Company's most recent fiscal year between the Company and its directors and affiliates of its directors.

  COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Company and by the fund complex of which the Company is a part for the fiscal year ended March 31, 1997. Officers of the Company and directors who are interested per-sons of the Company do not receive any compensation from the Company of any other fund in the fund complex which is a U.S. registered investment company. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the director serves.

                              COMPENSATION TABLE

                     FISCAL YEAR ENDED MARCH 31, 1997

                                            PENSION OR               TOTAL
                                            RETIREMENT            COMPENSATION
                                             BENEFITS  ESTIMATED      FROM
                                AGGREGATE    ACCRUED     ANNUAL    REGISTRANT
                               COMPENSATION AS PART OF  BENEFITS   AND FUND
                                   FROM        FUND       UPON    COMPLEX PAID
NAME OF PERSON, POSITION        REGISTRANT   EXPENSES  RETIREMENT TO DIRECTORS
------------------------       ------------ ---------- ---------- ------------
Fred J. Meyer*, Director......   $11,000       N/A        N/A       $25,000(3)
Jean-Marie Eveillard**,
 Director and President.......   $   --        N/A        N/A       $   --
Dominique Raillard*,
 Director.....................   $12,000       N/A        N/A       $27,000(3)
Nathan Snyder*, Director......   $12,000       N/A        N/A       $28,000(3)
Philippe Collas**, Director
 and Chairman.................   $   --        N/A        N/A       $   --

--------
 * Member of the Audit Committee.

** "Interested person" of the Company as defined in the Act because of the af-filiation with SGAM Corp. the Fund's investment adviser.

  The directors and officers of the Company, as a group, owned approximately 2,041,789 shares of capital stock of the Company at June 30, 1997. The follow-ing persons owned of record 5% or more of the outstanding shares of capital stock of the Company as of June 30, 1997:

       TYPE OF OWNERSHIP   OWNER                         SHARE OWNERSHIP
       -----------------   -----                         ---------------
       Of Record Only      Charles Schwab & Co. Inc.          31.25%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

  While the Company is a Maryland corporation, certain of its directors and officers are non-residents of the United States and may have all, or a sub-stantial part, of their assets located outside the United States. None of the officers or directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or directors under the fed-eral securities laws of the United States.

                     INVESTMENT ADVISER AND OTHER SERVICES

  As described in the Company's Prospectus, SGAM Corp. is the Company's in-vestment adviser and, as such, manages the Overseas Fund, the Gold Fund and the Money Fund. SGAM Corp. was incorporated in Delaware in February 1990, and is indirectly owned by Societe Generale, one of France's largest banks.

  The persons named below are affiliated with the Company and are also affili-ated persons of SGAM Corp., SGSC or Societe Generale. The capacity in which such persons are affiliated with the Company and SGAM Corp., SGSC or Societe Generale is also indicated.

                            OFFICE HELD            OFFICE HELD WITH SGAM CORP.,
        NAME              WITH THE COMPANY           SGSC OR SOCIETE GENERALE
        ----              ----------------         ----------------------------
Philippe Collas       Chairman of the Board    Head of Asset Management, Societe
                       and Director             Generale. Chairman of the Board and
                                                Director, SGAM Corp.
Jean-Marie Eveillard  President and Director   President and Director, SGAM Corp.
Philip J. Bafundo     Vice President,          Secretary and Treasurer, SGAM Corp.
                       Secretary and Treasurer
Ignatius Chithelen    Vice President           Securities Analyst, SGAM Corp.
Sean J. McKeown       Vice President           Operations Manager, SGAM Corp.
Catherine A. Shaffer  Vice President           First Vice President, SGSC
Edwin S. Olsen        Vice President           Vice President, SGSC
Elizabeth Tobin       Vice President and       Securities Analyst, SGAM Corp.
                       Assistant Secretary
Charles de Vaulx      Vice President           Securities Analyst, SGAM Corp.

  Under its investment advisory contract with the Company, which became effec-tive August 17, 1993, SGAM Corp. furnishes the Company with investment advice consistent with each Fund's stated investment objective. SGAM Corp. also fur-nishes the Company with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compen-sation and expenses of the Company's officers. In return, each Fund pays SGAM Corp. a monthly fee at the annual rate of the average daily value of the Fund's net assets as follows:

     Overseas Fund........................................................ 0.75%
     Gold Fund............................................................ 0.75%
     Money Fund........................................................... 0.40%

  The annual fee rates listed above for the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.

  The Overseas Fund and the Gold Fund paid investment advisory fees for the period from August 31, 1993 to March 31, 1994 of $190,616 and $42,315, respec-tively, for the fiscal year ended March 31, 1995, $2,534,231 and $273,897, re-spectively, for the fiscal year ended March 31, 1996, $3,991,923 and $392,561, respectively, and for the fiscal year ended March 31, 1997, the investment ad-visory fees were $5,899,446 and $449,545, respectively. For the fiscal year ended March 31, 1997, $38,752 of the investment advisory fee of $43,519 for the Money Fund was waived by SGAM Corp.

  Under the investment advisory contract between the Company and SGAM Corp., the investment adviser is responsible for the management of each of the Funds' portfolios and constantly reviews their holdings in the light of its own re-search analyses and those of other relevant sources. Reports of portfolio transactions are given regularly to the directors of the Company, who review each Fund's portfolio at meetings held four times a year.

  Under the terms of the investment advisory agreement, a Fund will discon-tinue the use of the term "SoGen" in a Fund's name or the use of any marks or symbols owned by the investment adviser if the investment adviser ceases to act as a Fund's investment adviser or if the investment adviser so requests.

  As of the date of this Statement of Additional Information, SGAM Corp. owned of record and beneficially, 5,000 shares of the Overseas Fund, 3,500 shares of the Gold Fund and 15,000 shares of the Money Fund.

  A Fund may, with the approval of the Company's Board of Directors, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services where a number of persons hold Fund shares through one account registered with the Fund's transfer agent, DST Sys-tems, Inc. ("DST") in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-ac-count basis.

                       DISTRIBUTION OF THE FUNDS' SHARES

  The Company and SGSC have entered into an underwriting contract pursuant to which SGSC offers, as agent, shares of each Fund to investors, either directly or through selected securities dealers, in states and countries in which a Fund's shares are qualified and in which SGSC is qualified as a dealer or where such qualification is not required.

  Pursuant to the Distribution Plan and Agreement (the "Plan") between the Com-pany and SGSC, adopted by the Overseas Fund and the Gold Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay SGSC a quarterly distribution fee of up to, on an annual ba-sis, 0.25% of the average daily net asset value of the Fund. Under the Plan, SGSC must apply the full amount of fees received from a Fund to the payment of fees to dealers for their assistance in the sale of the shares of the Fund and for the provision to shareholder services and for other distribution related expenses such as the payment of advertising costs and the payment for the prep-aration, printing and distribution of prospectuses to investors. SGSC bears a Fund's distribution costs to the extent they exceed payments under the Plan. For the fiscal year ended March 31, 1997, the Company paid SGSC $2,107,016 pur-suant to the Plan, $7,972 of which was paid by SGSC to Societe Generale and subsidiaries of Societe Generale. SGSC and SGAM Corp. bear the Company's dis-tribution costs to the extent they exceed payments under the Plan.

  Substantially all of the amounts paid to SGSC under the Plan are paid to dealers selling shares of the Funds, including Societe Generale and certain of its subsidiaries, for their assistance in selling shares of the Funds. A dealer selling shares normally receives a fee, calculated on a quarterly basis, equal to 0.25% of the average daily net asset value of the shares of a Fund held by the dealer's customers. SGSC has retained $875,270 of the amount paid to it pursuant to the Plan with respect to the fiscal year ended March 31, 1997, as reimbursement for expenses incurred in promoting the sale of the Company's shares, including printing and distribution of prospectuses and sales litera-ture for advertising. Distribution expenses incurred in any fiscal year which are not reimbursed from payments under the Plan accrued in such fiscal year will not be carried over for payment under the Plan in any subsequent year.

  The Plan provides that it will continue in effect only so long as its contin-uance is approved at least annually by the directors of the Company and by the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agree-ments relating to the Plan (the "Independent Directors"). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Direc-tors, or, as to a Fund, by a majority of the Fund's outstanding voting securi-ties on 60 days' written notice to SGSC, and provides further that such agree-ment will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the pay-ments thereunder without the approval of a majority of the outstanding voting securities (as defined on page 10) of a Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the direc-tors and the Independent Directors of the Company.

  When the Company seeks an Independent Director to fill a vacancy on the board or as an addition to the board or as a nominee for election by stockholders, the selection or nomination of the Independent Director is, under resolutions adopted by the directors, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Directors.

  With respect to fiscal year ended March 31, 1997, SGSC, the principal under-writer of the Company's shares, Societe Generale (including subsidiaries) and SGAM Corp. received commissions and other compensation in connection with oper-ation of the Company as follows:

           (1)                  (2)              (3)           (4)         (5)
         NAME OF                NET
        PRINCIPAL           UNDERWRITING    COMMISSIONS ON
       UNDERWRITER         DISCOUNTS AND     REPURCHASES    BROKERAGE     OTHER
      OR AFFILIATE       DEALER COMMISSIONS OR REDEMPTIONS COMMISSIONS COMPENSATION
      ------------       ------------------ -------------- ----------- ------------
SGSC....................      $462,833           $--         $58,356    $2,107,016*
Societe Generale
 (including
 subsidiaries)..........      $  8,694           $--         $ 8,699    $    7,972**
SGAM Corp...............      $    --            $--         $   --     $6,353,758***

--------
  * For the period reported, the Company's distribution fee paid or payable to SGSC pursuant to the Plan. Substantially all of such amount was paid or will be paid to dealers, including Societe Generale and certain subsidiar-ies, selling shares of the Company.

 ** Amounts paid to Societe Generale as a dealer of the Company's shares pur-suant to the Plan, which amount is included in the $2,107,016 paid to SGSC under the Plan.

*** The Company's investment advisory fee paid or payable to SGAM Corp. for the fiscal year ended March 31, 1997.

  During the three years ended March 31, 1995, 1996 and 1997, the aggregate amount of sales charges on sales of the Company's shares was $6,522,581, $2,263,995 and $2,098,953, respectively. During the years ended March 31, 1995 and 1996, SGSC received net underwriting discounts and dealer commissions of $747,619, and $477,279, respectively. Societe Generale received dealer dis-counts of $8,988 for the fiscal year ended March 31, 1996.

  SGAM Corp. has entered into an agreement with SGSC, dated April 30, 1990, under which net commissions and fees earned by SGSC in its capacity as under-writer to the Funds, are remitted to SGAM Corp. In consideration for certain services provided by SGSC, SGAM Corp. pays SGSC a $25,000 per annum fee, pay-able monthly, and reimburses SGSC for certain expenses incurred on behalf of SGAM Corp. For SGAM Corp.'s fiscal year ended, December 31, 1996, such commis-sions and fees with respect to the Funds amounted to $1,249,640, and the re-lated reimbursement for services amounted to $18,052.

  The investment advisory and underwriting contracts continue in effect from year to year so long as the continuance of each contract is specifically ap-proved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of each Fund (as defined on page 10). In addition, the terms of each contract and the renewals thereof must be approved annually by the vote of a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SGAM Corp., SGSC or the Company. Each contract will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) and may be terminated, without penalty, on sixty days' written notice at the option of either party thereto or by a vote of a majority of the outstanding voting se-curities of a Fund.

                        COMPUTATION OF NET ASSET VALUE

  Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabili-ties, by the total number of shares outstanding at the time of such computa-tion.

  The Money Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amorti-zation of premium or discount, rather than at current market value. Calcula-tions are made to compare the value of the Fund's investments valued at amor-tized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values ob-tained from yield data relating to classes of money market instruments pub-lished by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur be-tween the net asset value per share calculated by reference to market values and the Money Fund's $1.00 per share net asset value or if there were any other deviation which the Board of Directors believed would result in a mate-rial dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the Money Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Directors might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Direc-tors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in in-vestors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Money Fund's net asset value per share (computed using market values) were to increase, or were anticipated to in-crease above $1.00 (computed using amortized cost), the Board of Directors might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

  A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valua-tion, except if such unlisted security is among the NASDAQ designated "Tier 1" securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Company's portfolio se-curities and other assets and its outstanding securities as of March 31, 1997, appears as the Statement of Assets and Liabilities on page 21 of the March 31, 1997 Annual Report to Shareholders.

                             HOW TO PURCHASE SHARES

  The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Company's Prospectus.

  As stated in the Prospectus, shares of the Overseas Fund and the Gold Fund may be purchased at net asset value by various persons associated with the Com-pany, SGSC, SGAM Corp., branches of Societe Generale, certain firms providing services to the Company or affiliates thereof for the purpose of promoting good will with employees and others with whom the Company has business relation-ships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of sell-ing efforts and sales related expenses with respect to offers to certain in-vestors.

                                   TAX STATUS

  Each Fund intends to qualify annually as a "regulated investment company" un-der the Code. In order to qualify as a regulated investment company for a tax-able year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income derived with respect to the business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities and options, futures, forward contracts and foreign currencies held for less than three months (excluding gains from certain hedging transactions and from foreign cur-rencies (and options, futures and forward contracts on foreign currencies) that are directly related to each Fund's principal business of investing in such stocks or securities or options or futures thereon); (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securi-ties, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's in-vestment is limited to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment compa-
nies); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term cap-ital gains in excess of net long-term capital losses) for the year.

  As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capi-tal gains (the excess of net long-term capital gains over net short-term capi-tal losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its in-vestment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the ex-cise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that were not dis-tributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in

October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are re-ceived. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

  Different tax treatment, including a penalty on pre-retirement distributions, is accorded accounts maintained as IRAs. Shareholders should consult their tax advisors for more information.

  Dividends paid out of a Fund's investment company taxable income will be tax-able to a U.S. shareholder as ordinary income. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-re-ceived deduction. It is expected that a small portion of the dividends paid by the Overseas Fund and the Gold Fund will so qualify. Distributions of net capi-tal gains, if any, designated as capital gains distributions are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will re-ceive a report as to the net asset value of those shares.

  Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If a Fund invests in certain high yield original issue discount obligations issued by U.S. corporations, a por-tion of the original issue discount accruing on such an obligation may be eli-gible for the corporate dividends-received deduction. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this corporate dividends-re-ceived deduction if so designated by the Fund in a written notice to sharehold-ers. For the fiscal year ended March 31, 1997, the percentages of net invest-ment income that qualified for the dividends-received deduction for the Over-seas Fund, Gold Fund and Money Fund were 0.36%, 25.12% and 0.00%, respectively.

  Certain foreign currency contracts in which the Overseas Fund and the Gold Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were real-ized.

  Generally, the hedging transactions undertaken by the Overseas Fund and the Gold Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by these Funds. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the strad-dle rules have been promulgated, the tax consequences to these Funds of engag-ing in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.

  The Overseas Fund and the Gold Fund may make one or more of the elections available under the Code which are applicable to straddles. If either Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined un-der rules that vary according to the election(s) made. The rules applicable un-der certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

  Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

  The 30% limitation and the diversification requirements applicable to the Funds' assets may limit the extent to which the Overseas Fund and the Gold Fund will be able to engage in transactions in foreign currency contracts.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary in-come or ordinary loss. Similarly, on disposition of debt securities denomi-nated in a foreign currency and on disposition of certain foreign currency contracts, gains or losses attributable to fluctuations in the value of for-eign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

  Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, gener-ally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend re-investment plan) within a period of 61 days beginning 30 days before and end-ing 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss re-alized by a shareholder on a disposition of Fund shares held by the share-holder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the share-holder with respect to such shares.

  Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are ex-changed within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by ex-cluding from the tax basis of the shares exchanged, all or a portion of the amount of the sales charge that was imposed on the acquisition of those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

  The Overseas Fund and the Gold Fund may be subject to foreign withholding taxes on income and gains derived from their investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or elimi-nate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corpora-tions, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that either Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any.

  Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. With respect to the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of secu-rities and certain currency fluctuation gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign cur-rency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not el-igible to make the pass-through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's por-tion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

  Investments by a Fund in stock of certain foreign corporations which gener-ate largely passive investment-type income, or which hold a significant per-centage of assets which generate such income (referred to as "passive foreign investment companies" or "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earn-ings. In the absence of certain elections to report these earnings on a cur-rent basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain "excess distribu-tions" from, and any gain from the disposition of stock of the PFIC, as ordi-nary income. This ordinary income would be allocated ratably to a Fund's hold-ing period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax applicable in that year, in-creased by an interest charge determined as though the amounts were underpay-ments of tax. Amounts allocated to the year of the distribution or disposition would be included in a Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be tax-able to the Fund.

  Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain shareholders specified in the Code generally are exempt from such backup withholding. Backup with-holding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

  Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in reality represent a return of his capital. How-ever, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, re-duced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

  Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax ad-visers with respect to the particular tax consequences to them of an invest-ment in a Fund.

                             BROKERAGE ALLOCATION

  SGAM Corp. is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter re-ferred to as "brokers") for the execution of a Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith.

  Purchase and sale orders are usually placed with brokers who are selected by SGAM Corp. as being able to achieve "best execution" of such orders. "Best ex-ecution" means prompt and reliable execution at the most favorable securities price, taking into account the other considerations as here-in-after set forth. The determination of what may constitute best execution of a securities transaction by a broker involves a number of considerations, including, with-out limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the ef-ficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by SGAM Corp. in determining the overall reasona-bleness of brokerage commissions. While there is no commitment or understand-ing to do so, subject to its policy of obtaining best execution, a Fund may use affiliates of Societe Generale as brokers in the purchase and sale of se-curities. For the fiscal years ended March 31, 1995, 1996 and 1997, the Com-pany paid SGSC and affiliates of Societe Generale $54,019, $44,749 and $67,054, respectively, in such brokerage commissions for transactions effected on various exchanges. Such commissions paid for the fiscal year ended March 31, 1997 represented 6.5% of the aggregate brokerage commissions paid by the Company during such period and was paid in connection with transactions representing 5.7% of the aggregate dollar amount of all transactions effected by the Company (including principal trans-actions for which no direct brokerage commissions are paid). SGSC may not, acting as principal, sell any security or other property to, or purchase any security or other property from, a Fund, except to the extent that such pur-chase or sale may be permitted by an order, rule or regulation of the Securi-ties and Exchange Commission.

  SGAM Corp. is authorized to allocate brokerage and principal business to brokers other than SGSC (but not excluding other affiliates of Societe Generale) who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts, if any, for which SGAM Corp. exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if SGAM Corp. in making the selection in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of SGAM Corp.'s overall responsibilities with respect to a Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, SGAM Corp. is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demon-strating that such determinations were made in good faith, SGAM Corp. must be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund's brokerage policy; that the research services provide lawful and appropriate assistance to SGAM Corp. in the performance of its in-vestment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will be taken into account the Company's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission, and (ii) the qual-ity, comprehensiveness and frequency of research studies which are provided for SGAM Corp. are useful to SGAM Corp. in performing its services under the investment advisory contract with the Company. Research services provided by brokers to SGAM Corp. are considered to be in addition to, and not in lieu of, services required to be performed by SGAM Corp. under such investment advisory contract. Research services provided by brokers include written reports, re-sponses to specific inquiries and interviews with analysts. These services also include invitations to meetings arranged by such brokers with the manage-ment of companies in the Funds' portfolios or in which the Funds may invest.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to obtaining prices at least as favorable as those provided by other qualified brokers, SGAM Corp. may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions.

  Each Fund has been advised by SGAM Corp. that it may combine brokerage or-ders for the Fund with orders from its other clients (including the other Funds) when placing such orders with brokers for execution. In the event or-ders are placed for a Fund and one or more other clients for the purchase or sale of the same security, the Fund and each such other client may share in each transaction in the proportion that each customer's order bears to the ag-gregate of such orders. The Funds' orders are accorded priority over those re-ceived from SGAM Corp. for its own account or from any of its officers, direc-tors or employees.

  While SGAM Corp. is primarily responsible for the allocation of each Fund's portfolio transactions to brokers, its polices and practices in this regard must be consistent with the foregoing and are periodically reviewed by the Company's Board of Directors. In this connection, the directors periodically review and discuss with SGAM Corp. the commissions paid by each Fund and, in transactions where a Fund pays commissions which are in excess of the commis-sions other brokers would have charged, SGAM Corp.'s determinations that such higher commissions are reasonable in relation to the value of the brokerage and research services. According to the Company's records, the amount of bro-kerage commissions paid by the Company during the fiscal year ended March 31, 1997, which was attributable to research services was $1,026,488, in connec-tion with transactions amounting to $382,994,906. During the fiscal years ended March 31, 1997, 1996, and 1995, the Company paid total brokerage commis-sions of $1,028,722, $924,146 and $944,560, respectively.

                             CUSTODY OF PORTFOLIO

  Domestic portfolio securities of each Fund are held pursuant to a custodian agreement between the Company and Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105. Certain of such securities may be depos-ited in the book-entry system operated by the Federal Reserve System or with the Depository Trust Company. The Company's sub-custodian, State Street Bank and Trust, holds domestic securities issued in physical form. Pursuant to a Global Custody Agreement between the Company and The Chase Manhattan Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, NY 11245, foreign securities may be held by certain foreign sub-custodians which are participants in the Global Investor Services Division of Chase and in certain foreign branches of Chase.

                             INDEPENDENT AUDITORS

  The Company's independent auditors are KPMG Peat Marwick LLP, Certified Pub-lic Accountants, 345 Park Avenue, New York, NY 10154. KPMG Peat Marwick LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                             FINANCIAL STATEMENTS

  The Company's financial statements and notes thereto appearing in the March 31, 1997 Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, Certified Public Accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund will fur-nish, without charge, a copy of such Annual Report to Shareholders on request. All such requests should be directed to the Secretary of the Fund, at 1221 Av-enue of the Americas, New York, NY 10020.

                                   APPENDIX
                       RATINGS OF INVESTMENT SECURITIES

  The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditwor-thiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continu-ously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rat-ings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

  The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS.

  Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally sta-ble margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

  Aa -- Bonds rated Aa are judged to be high quality by all standards. To-gether with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

  A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective ele-ments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded dur-ing both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B -- Bonds rated B generally lack characteristics of the desirable invest-ment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS.

  AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

  AA -- Bonds rated AA have a very strong capacity to pay principal and inter-est and differ from AAA bonds only in small degree.

  A -- Bonds rated A have a strong capacity to pay principal and interest, al-though they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capac-ity than for bonds in higher rated categories.

  BB -- B -- CCC -- CC -- Bonds A-1 -- A-rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obli-gation.

  BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some qual-ity and protective characteristics, these are outweighed by large uncertain-ties or major risk exposures to adverse conditions.

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


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


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

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a)(1) Financial Statements

  a. Financial Statements Included in Prospectus and Statement of Additional
Information: All financial statements are incorporated by reference to the An-nual Report to Shareholders for the year ended March 31, 1997.

                                                                 ANNUAL REPORT
                                                                 PAGE REFERENCE
                                                                 --------------
Schedule of Investments -- March 31, 1997......................       6-20
Statement of Assets and Liabilities -- March 31, 1997..........         21
Statement of Operations -- Fiscal year ended March 31, 1997....         22
Statements of Changes in Net Assets -- Fiscal years ended March
 31, 1996 and 1997.............................................         23
Notes to Financial Statements..................................      24-29
Independent Auditors' Report...................................         32

  b. Financial Statements Included in Part C of the Registration Statement:
None

  (2) All other financial statements and supporting schedules are omitted be-cause they are not applicable or the required information is shown in the fi-nancial statements or the notes thereto.

  (b) Exhibits

    EXHIBIT
    -------
        1(a)    --Articles of Incorporation of the Registrant.*
        1(b)    --Articles of Amendment and Restatement.*
        2       --By-Laws of the Registrant as amended through August 17,
                  1993.*
        4       --Specimen Certificates representing shares of Common Stock
                  ($.001 par value).*
        5       --Investment Advisory Contract between the Registrant and
                  Societe Generale Asset Management Corp. ("SGAM Corp.")*
        6(a)    --Underwriting Agreement between the Registrant and Societe
                  Generale Securities Corporation ("SGSC").*
        6(b)    --Form of Selling Group Agreement.*
        8(a)    --Custody Agreement between the Registrant and Investors
                  Fiduciary Trust Company.*
        8(b)    --Transfer Agency and Registrar Agreement between the
                  Registrant and DST Systems, Inc.
        8(c)    --Global Custody Agreement between the Registrant and The Chase
                  Manhattan Bank, N.A.*
        8(d)    --Form of Subcustodial Agreement.*
       10       --Opinion and Consent of Dechert Price & Rhoads.**
       11(a)    --Consent of KPMG Peat Marwick LLP.
       11(b)    --Representation Letter of Dechert Price & Rhoads.
       13       --Investment Representation letter of SGAM Corp.*
       15       --Rule 12b-1 Distribution Plan and Agreement between the
                  Registrant and SGSC.*
       16       --Calculation of Performance Data in Statement of Additional
                  Information.
 Other exhibits --Power of Attorney of Messrs. Collas*, Eveillard*, Meyer*,
                 Raillard*, Snyder.*

--------
 * Previously filed as an exhibit to the Registration Statement.
** Previously filed with the Registrant's Rule 24f-2 Notice.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  The following information is furnished as of June 30, 1997.

                                                      NUMBER OF RECORD HOLDERS
TITLE OF CLASS                                          AS OF JUNE 30, 1996
--------------                                        ------------------------
Shares of Beneficial Interest of the Overseas Fund,
 par value $.001 per share...........................          33,025
Shares of Beneficial Interest of the Gold Fund, par
 value of $.001 per share............................           4,241
Shares of Beneficial Interest of the Money Fund, par
 value $.001 per share...............................             538

ITEM 27. INDEMNIFICATION

  Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the General Corporation Law of the State of Maryland controlling the indemnifica-tion of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing busi-ness in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

  The general effect of these statutes is to protect directors, officers, em-ployees and agents of the Registrant against legal liability and expenses in-curred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permit-ted. The By-Laws of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of Sep-tember 4, 1980.

  In referring in its By-Laws to, and making indemnification of directors sub-ject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either Section 2-418 or
Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and im-plementation of said Section 17(h), the Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body be-fore whom the proceeding was brought that the person to be indemnified ("in-demnitee") was not liable to the Registrant or to its security holders by rea-son of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office ("disabling con-duct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of direc-tors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

  In addition, the Registrant will maintain a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as directors of officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or de-liberate dishonest or fraudulent acts and exclusion for fines or penalties im-posed by law or other matters deemed uninsurable.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  SGAM Corp. is the Registrant's investment adviser. In addition to the Regis-trant, SGAM Corp., acts as investment adviser to SoGen International Fund, Inc., SoGen Variable Funds, Inc., and pension funds and sub-adviser to non-af-filiated investment funds.

  Reference is made to "Management of the Fund" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment for a de-scription of the business activities and employment of certain directors and officers of SGAM Corp. within the last two fiscal years of the Registrant. The directors of SGAM Corp. not disclosed in Part B are as follows:

NAME AND ADDRESS                                      PRINCIPAL OCCUPATION
----------------                                 -------------------------------
Christian d'Allest.............................. Director of Foreign Affiliates,
 17, cours Valmy                                  Societe Generale Asset
 92972 Paris                                      Management
 France

Jean Roger Huet................................. President, New York Branch,
 1221 Avenue of the Americas                      Societe Generale
 New York, NY 10020

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) SGSC, the Registrant's principal underwriter, also acts as principal un-derwriter for SoGen International Fund, Inc., and SoGen Variable Funds, Inc., each a registered investment company.

  (b) The directors and officers of SGSC are as follows:

                                                               POSITIONS
                                      POSITIONS AND OFFICES       AND
                                               WITH              OFFICES
 NAME AND PRINCIPAL BUSINESS ADDRESS  PRINCIPAL UNDERWRITER  WITH REGISTRANT
 -----------------------------------  ---------------------- ---------------
Jacques Bouhet....................... Chairman of the Board        --
 17, Cours Valmy
 92972 Paris
 France

Dominique Beaupere................... Director                     --
 Alsthorn Alcatel
 75382 Paris
 Cedex 08

Gerard de la Riviere................. Director                     --
 17, Cours Valmy
 92972 Paris
 France

Jean-Bernard Guillebert.............. Director                     --
 17, Cours Valmy
 92972 Paris
 France

Jean Huet............................ Director                     --
 1221 Avenue of the Americas
 New York, NY 10020

Alain Joyet.......................... Director                     --
 1221 Avenue of the Americas
 New York, NY 10020

Robert Leroux........................ Director                     --
 17, Cours Valmy
 92972, Paris
 France

Jean-Paul Oudet...................... Director                     --
 23 Rue De D'Abeville
 75009, Paris
 France

Pierre Prot.......................... Director                     --
 29, Boulevard Haussmann
 75009, Paris
 France

                                                               POSITIONS
                                      POSITIONS AND OFFICES       AND
                                               WITH              OFFICES
 NAME AND PRINCIPAL BUSINESS ADDRESS  PRINCIPAL UNDERWRITER  WITH REGISTRANT
 -----------------------------------  ---------------------- ---------------
Alain Tave...........................  Director                    --
 17, Cours Valmy
 92972, Paris
 France
Yves Tuloup..........................  Director                    --
 43, rue Taitbout
 75009 Paris,
 France
Curtis Welling.......................  Director, President         --
 1221 Avenue of the Americas           and CEO
 New York, NY 10020
James Walsh .........................  Chief Operating             --
 1221 Avenue of the Americas           Officer
 New York, NY 10020
Marc Poirier.........................  Deputy Chief                --
 1221 Avenue of the Americas           Operating Officer
 New York, NY 10020
Jeffrey Fox..........................  Chief Financial             --
 1221 Avenue of the Americas           Officer
 New York, NY 10020
Kenneth Lampert......................  Compliance Officer          --
 1221 Avenue of the Americas
 New York, NY 10020
Pierre Bergeron......................  Secretary                   --
 1221 Avenue of the Americas
 New York, NY 10020
Governor Tipton......................  Assistant Secretary         --
 1221 Avenue of the Americas
 New York, NY 10020
Sibyl Peyer..........................  Assistant Secretary         --
 1221 Avenue of the Americas
 New York, NY 10020

  The following officers all have their principal business address at 1221 Av-enue of the Americas, New York, NY 10020:

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES         POSITIONS AND
          ADDRESS            WITH PRINCIPAL UNDERWRITER OFFICES WITH REGISTRANT
---------------------------  -------------------------- -----------------------
Dominic Freud..............     First Vice President              --
Charles Gushee.............     First Vice President              --
Kenneth Lampert............     First Vice President              --
Paul Meyer.................     First Vice President              --
John Monck.................     First Vice President              --
Thomas Moyna...............     First Vice President              --
Rolando E. Pantoja.........     First Vice President              --
Gillaume Pollet............     First Vice President              --
Benoit Raudel..............     First Vice President              --
Catherine A. Shaffer.......     First Vice President        Vice President
Richard B. Amoils..........     Director                          --
David J. Atkinson..........     Director                          --
Mark Thomas Berry..........     Director                          --
Rober H. Despirito.........     Director                          --
Katharine Hazard Flynn.....     Director                          --
David Getzler..............     Director                          --
Geoffrey Alexander Gimber       Director                          --
Lars Hanan.................     Director                          --
Anna Hayes Connard.........     Director                          --

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES         POSITIONS AND
          ADDRESS            WITH PRINCIPAL UNDERWRITER OFFICES WITH REGISTRANT
---------------------------  -------------------------- -----------------------
Glori Holzman..............    Director                           --
Matthew Judson.............    Director                           --
M. Robin Krasny............    Director                           --
Meredith Ress Levy.........    Director                           --
Jose Maria Linares-Perou...    Director                           --
Charles E. Mather IV.......    Director                           --
Carl A. Mayer III..........    Director                           --
Patrick Joseph Memmi.......    Director                           --
Scott W. Phillips..........    Director                           --
Peter J. Pinto.............    Director                           --
Marc Poirier...............    Director                           --
Claudio A. Pupkin..........    Director                           --
Ronald C. Ratcliffe........    Director                           --
Andrew John Schoenfeld.....    Director                           --
Frederick Wright Searby....    Director                           --
Joseph Stefanik............    Director                           --
Jean Philippe Jacque
 Villa.....................    Director                           --
Steven Baronoff............    Managing Director                  --
Richard Greg Brounstein....    Managing Director                  --
Matthew Edward Czajkowski..    Managing Director                  --
David Michael Feinman......    Managing Director                  --
Ian J. Hardington..........    Managing Director                  --
John L. Kelly..............    Managing Director                  --
James N. Lane..............    Managing Director                  --
Jan B. Lochtenberg.........    Managing Director                  --
David M. Malcolm...........    Managing Director                  --
Nimil Rajnikant Parekh.....    Managing Director                  --
Michael Penfield...........    Managing Director                  --
Vinod Sehgal...............    Managing Director                  --
Paul Wesley Shaum..........    Managing Director                  --
John Sheldon...............    Managing Director                  --
Fiona Jane Tilley..........    Managing Director                  --
James M. Walsh.............    Managing Director                  --
Jon Frederic Weber.........    Managing Director                  --
Bradford Carver Yates......    Managing Director                  --
Rex Yamamoto...............    Senior General Manager             --
Jeffrey Fox................    Senior Vice President              --
Joseph Marino..............    Senior Vice President              --
Timothy Moyer..............    Senior Vice President              --
Robert S. Pirie............    Vice Chairman                      --
Raz Alon...................    Vice President                     --
Jean Marie Barreau.........    Vice President                     --
Isaac Barrocas.............    Vice President                     --
Francois Barthelemy........    Vice President                     --
Richard Beston.............    Vice President                     --
John Bianco................    Vice President                     --
Pascal Bouillon............    Vice President                     --
Andrew Clark Brummer.......    Vice President                     --
Michael Joseph Casey.......    Vice President                     --
Robert Casey...............    Vice President                     --
Mary Chen..................    Vice President                     --
D.K. Cockrell II...........    Vice President                     --
Arthur G. Condodina........    Vice President                     --
Yolanda Cristina
 Courtines.................    Vice President                     --
John Enderle...............    Vice President                     --
Lauda Fields...............    Vice President                     --

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES         POSITIONS AND
          ADDRESS            WITH PRINCIPAL UNDERWRITER OFFICES WITH REGISTRANT
---------------------------  -------------------------- -----------------------
William Court Frauen.......        Vice President                 --
Gordes Frobenius...........        Vice President                 --
Michael Gelblat............        Vice President                 --
Adam Harold Goodfriend.....        Vice President                 --
John C. Griffin............        Vice President                 --
Vincent Gros...............        Vice President                 --
Markus Sebastian Hansen....        Vice President                 --
Edward Nelson Heumann......        Vice President                 --
Eric Hirshfield............        Vice President                 --
Tsen-Yu Hung...............        Vice President                 --
McLloyd K. Jensen..........        Vice President                 --
Andrew Joseph..............        Vice President                 --
Andres B. Josephsohn.......        Vice President                 --
Marc Levesque..............        Vice President                 --
John Joseph Mandy Jr. .....        Vice President                 --
Robert Marx................        Vice President                 --
John T. Maxwell Jr. .......        Vice President                 --
John Anthony Montgomery
 Jr. ......................        Vice President                 --
Kenneth Nora...............        Vice President                 --
Edwin S. Olsen.............        Vice President           Vice President
Howard Chin Ho Park........        Vice President                 --
Philippe Pierson...........        Vice President                 --
Theodore James Podest......        Vice President                 --
Stephane Reverre...........        Vice President                 --
Robert Roland..............        Vice President                 --
Jeffrey Prescott Salmon....        Vice President                 --
Bryan L. Sanders...........        Vice President                 --
Gregory Michael Solomon....        Vice President                 --
John A. Spettell...........        Vice President                 --
Christopher Stala..........        Vice President                 --
David A. Steinschraber.....        Vice President                 --
Nathalie Texier............        Vice President                 --
Richard Tramutola..........        Vice President                 --
Martin B. Yallop...........        Vice President                 --
Matthew C. Zolin...........        Vice President                 --

  (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereun-der are maintained at the offices of the Registrant, 1221 Avenue of the Ameri-cas, New York, NY 10020 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, Investors Fidu-ciary Trust Company, 127 West 10th Street, Kansas City, MO 64105 and registrar and shareholder servicing agent, DST Systems, Inc. ("DST"), P.O. Box 419324, Kansas City, Missouri, 64141-6324.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

  The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGIS-TRANT, SOGEN FUNDS, INC., CERTIFIES THAT THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT (NO. 33-63560) MEETS ALL OF THE REQUIREMENTS FOR EFFEC-TIVENESS PURSUANT TO PARAGRAPH (B) OF RULE 485 UNDER THE 1933 ACT, AND HAS DULY CAUSED IT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK AND STATE OF NEW YORK, ON THE 25TH DAY OF JULY, 1997.

                                          SoGen Funds, Inc.

                                                 /s/ Jean-Marie Eveillard
                                            By: _______________________________
                                             (JEAN-MARIE EVEILLARD, PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

      /s/ Jean-Marie Eveillard
-------------------------------------  President and            July 25, 1997
        JEAN-MARIE EVEILLARD            Director (principal
                                        executive officer)


        /s/ Philip J. Bafundo          Vice President and
-------------------------------------   Treasurer               July 25, 1997
          PHILIP J. BAFUNDO             (principal
                                        financial and
                                        accounting officer)

          Philippe Collas*             Chairman of the
-------------------------------------   Board                   July 25, 1997
           PHILIPPE COLLAS

           Fred J. Meyer*              Director
-------------------------------------                           July 25, 1997
            FRED J. MEYER

         Dominique Raillard*           Director
-------------------------------------                           July 25, 1997
         DOMINIQUE RAILLARD

           Nathan Snyder*              Director
-------------------------------------                           July 25, 1997
            NATHAN SNYDER


       /s/ Jean-Marie Eveillard
*By: ________________________________
   (JEAN-MARIE EVEILLARD, ATTORNEY-
               IN-FACT)